[GRAPHIC APPEARS HERE]

MMA Praxis
Mutual Funds

Annual Report
Year ending december 31, 2002


Intermediate Income Fund
Core Stock Fund
Value Index Fund
International Fund

                                                  2003:
                                                  Market
                                                  Recovery
                                                  Ahead?

[LOGO OF MMA(R) STEWARDSHIP SOLUTIONS]

                                                               Table of Contents

Table of Contents

Message From the President ..........................................  1

MMA Praxis Stewardship Investing Update..............................  7

MMA Praxis Intermediate Income Fund
   Portfolio managers' letter.......................................  10
   Performance review ..............................................  12
   Schedule of portfolio investments ...............................  14
   Statement of assets and liabilities..............................  20
   Statement of operations..........................................  21
   Statements of changes in net assets..............................  22
   Financial highlights ............................................  23

MMA Praxis Core Stock Fund
   Portfolio managers' letter.......................................  25
   Performance review ..............................................  28
   Schedule of portfolio investments ...............................  30
   Statement of assets and liabilities..............................  34
   Statement of operations..........................................  35
   Statements of changes in net assets..............................  36
   Financial highlights ............................................  37

MMA Praxis Value Index Fund
   Portfolio managers' letter.......................................  39
   Performance review ..............................................  40
   Schedule of portfolio investments ...............................  42
   Statement of assets and liabilities..............................  51
   Statement of operations..........................................  52
   Statements of changes in net assets..............................  53
   Financial highlights ............................................  54

MMA Praxis International Fund
   Portfolio manager's letter.......................................  56
   Performance review ..............................................  58
   Schedule of portfolio investments ...............................  60
   Statement of assets and liabilities..............................  67
   Statement of operations..........................................  68
   Statements of changes in net assets..............................  69
   Financial highlights ............................................  70

Notes to Financial Statements.......................................  72

Report of Independent Auditors .....................................  79

Management of Trustees..............................................  80

                                                      MESSAGE FROM THE PRESIDENT

MESSAGE FROM THE PRESIDENT
FINANCIAL MARKETS IN REVIEW

Dear MMA Praxis Shareholder:

While the fourth quarter was strong for stocks, it was small consolation in a tough year. Every single Standard & Poor's sector was in the red, and eight of 10 sectors experienced a double-digit loss. For the first time since 1941, stock market investors have experienced three consecutive down years, and 2002 saw the worst single-year loss since 1974. For three years, investors have lamented the "good old years of the 1990s," unable to give up the ghost of the long-departed and dearly loved bull market: those halcyon days when stock prices knew only one direction--up. During that (likely) once-in-a lifetime period, the Standard and Poor's 500 Composite Stock Price Index/1/ ("S&P 500 Index") faithfully provided double-digit returns each year. Now, we wonder if the down days will ever end. However, there were shelters from the storm in 2002. Once again, bonds provided a safe haven for investors, with the Lehman Brothers Aggregate Bond Index/2/ delivering a return of 10.26 percent. 2002 was the third year in a row in which bonds rose while stocks fell--the first time this has occurred since 1941. What lies ahead? How did MMA Praxis Mutual Funds perform in these difficult markets? And, did socially responsible investments fare better or worse than their non-screening counterparts in 2002? Readers who invest the time to read this annual report will discover answers to these questions and receive other timely information to equip them to be more informed investors.

Financial Markets in Review
..    Big or small. Racy or stodgy. Focused or diversified. No matter the size, stripe, or asset allocation approach, if you invested in stocks in 2002, chances are you experienced a loss. Not a single one of the nine style indexes (which mirror the Morningstar-style box by tracking stocks that share similar style and size traits) posted a positive return. All types of stock mutual funds fared poorly.
..    The S&P 500 Index was down 22.10 percent for the year. The peak-to-trough decline in this widely tracked index, more than 40 percent, is the worst since the nasty bear market of 1973-1974.
..    After beginning the year at 5.06 percent and moving as high as 5.40 percent in late March, the yield on the benchmark U.S. Treasury note began a dramatic descent. By October, it fell to just 3.57 percent and finished the year at 3.82 percent. Because bond prices rise when interest rates fall, bond investors were the beneficiaries of significant price appreciation of the bonds held by their mutual funds. As noted above, the Lehman Brothers Aggregate Bond Index provided a double-digit return in 2002.
..    Surprisingly, despite the negative trends in the equity markets, consumer spending has remained stable, aided by relatively full rates of employment and large waves of mortgage refinancing triggered by low interest rates. In response to three years of negative returns in the stock market, consumers have pulled back from investing and are spending money on themselves, seeking a tangible return on investments like a home renovation or a new automobile. However, historically low savings rates and high debt levels suggest that the consumer may not be the engine for economic growth going forward.

_______________
/1/ The S&P 500 Index is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Investors cannot invest directly in an index, although they can invest in its underlying securities.

/2/ The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. It is an unmanaged index intended to be generally representative of the bond market as a whole. An index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.

..    Global stock markets retreated for the third straight year, upended by financial crises in Latin America, political confusion in Tokyo, and a further deflating of the technology bubble across most of Europe. International investing has truly tried the patience of investors seeking diversification through foreign markets. The Morgan Stanley Capital International - All Country World Free (Ex-U.S.) Index/3. (the "MSCI ACWI (Ex U.S.) Index"), a widely recognized barometer for foreign stock markets, delivered a loss of 16.53 percent. This index has generated an average annual return of -17.97% over the past three years! (More on this later in the report.)

Blame the Bubble
Bad bear markets tend to be blamed on a variety of factors, depending on who is doing the blaming. In our opinion, there are a number of factors that contributed to the bear market, but without question, the biggest was the stock market technology bubble. Terrorism and war fears didn't help, but these only contributed at the margin to the magnitude and length of the bear market. Corporate governance concerns also contributed, but were not the drivers; they were more of an outgrowth of the environment of bubble-driven greed.

The bubble created three key problems. First, stock valuations got way out of line and while improved, they were not as cheap as they had been historically. Second, there was over-investment in the general economy as corporate management became supremely confident in its growth expectations (especially in technology). Finally, investors forgot about risk and were more heavily weighted to the technology sector--and stocks in general--than they had been in any prior bear market.

The question we now face is whether it will take years for investors to regain their appetite for risk. Oftentimes, it takes some time for investors to again become comfortable with the notion of risking their hard-earned capital in the stock market.

Portfolio Performance
Is there a silver lining in all the red ink?
If a market driven by speculation and greed can lead to the systematic overpricing of stocks, it might naturally follow that a market driven by fear can produce pockets of immense opportunity. From multi-sector stocks beaten down after the September 11 attacks to select technology franchises struggling against a cyclical decline in demand, individual bargains are beginning to emerge for those with the courage and patience to look for them. Elsewhere, companies unfortunate enough to be headquartered in areas of the world where political strife is making headlines are finally getting a second look. For the first time in several years, investors willing to endure some measure of short-term volatility are finding opportunities to buy individual stocks at very attractive prices as market sentiment swings back towards rationality. With this "glass is half full" perspective, let's examine the relative and absolute returns delivered by the family of MMA Praxis Mutual Funds in 2002.

MMA Praxis Intermediate Income Fund
MMA Praxis Intermediate Income Fund Class A Share (NAV*) provided a total return of 9.02 percent for 2002 while the Class B Share (NAV*) posted gains of 8.64 percent. These returns lagged the Lehman Brothers Aggregate Bond Index, the benchmark for this fund, which ended the year

----------
/3/ The MSCI ACWI (ex-U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States. Investors cannot invest directly in an index, although they can invest in its underlying securities. An index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

with a return of 10.26 percent. Compared to their Morningstar/4/ peer category group, the fund outperformed the average intermediate term bond fund category (677 funds) which gained 7.90 percent for the same period of time.

We are pleased to report that the management team of this fund provided investors with the best relative historical returns since the inception of the fund. The Class A share (NAV*) performance was good enough to place the intermediate income fund in the top one-third among its peer group. For an in-depth analysis of this fund's strategy, please read the co-portfolio managers' comments found later in this report.

MMA Praxis Core Stock Fund
MMA Praxis Core Stock Fund Class A Share (NAV*) returned -18.15 percent for calendar year 2002 while the Class B Share (NAV*) delivered a return of -18.57 percent. The fund continued its period of benchmark-beating performance, posting returns that outperformed the S&P 500 Index (-22.09 percent) by more than 3.5 percent. Though we are clearly not pleased with the fact that we lost money for our investors, we take some solace in knowing that for the third straight year we have outperformed our benchmark by a material margin. The comparison with this fund's Morningstar/5/ peer category group (large-cap blend style, 1,309 different mutual funds) reveals the significance of this fund's relative performance. The Class A Share (NAV*) three-year performance places it in the top 13th percentile and the Class B Share (NAV*) ranked in the top 15th percentile. Lipper Analytical Services, another respected mutual fund evaluation service, has designated MMA Praxis Core Stock Fund Class A Share (NAV*) a leader in three important categories: total return, consistent return, and preservation of principal/6/. Please read the portfolio managers' commentary for an in-depth review of the factors that have contributed to this positive relative performance.

MMA Praxis Value Index Fund
MMA Praxis Value Index Fund Class A Share (NAV*) was also a victim of the market's downdraft, losing 22.81 percent for the year, while the Class B Share (NAV*) dropped 23.24 percent. The passive benchmark for this fund is the S&P 500/Barra Value Index/7/, which lost 20.85 percent in 2002. The managers' commentary will provide an explanation for this fund's underperformance relative to the S&P 500/Barra Value Index.

_____________
/4/ Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/02. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The MMA Praxis Intermediate Income Fund Class A Share and Class B Share received 2 stars for the three-year period ending 12/31/02. The Class B Share received 2 stars for the five-year period ending 12/31/02. The overall rating is a weighted average of the 3, 5 and 10-year rating (where applicable). The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Class A Share and Class B Share were rated among 517 Intermediate-term Bond funds for the three-year period ending 12/31/02. The Class B Share was rated among 401 Intermediate-term Bond funds for the five-year period ending 12/31/02.

/5/ Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/02. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The MMA Praxis Core Stock Fund (Class A and B Share) received 4 stars for the three-year period ending 12/31/02. The Class B Share received 3 stars for the five-year period ending 12/31/02. The overall rating is a weighted average of the 3, 5 and 10-year rating (where applicable). The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Class A Share and Class B Share were rated among 986 Large-cap Blend funds for the three-year period ending 12/31/02. The Class B Share was rated among 666 Large-cap Blend funds for the five-year period ending 12/31/02.

/6/ The MMA Praxis Core Stock Fund Class A Share was ranked 89 out of 958 Large-cap Core funds based on an annual total return of -18.15 for the 1-year period ended 12/31/02, according to Lipper Analytical Services, Inc. The MMA Praxis Core Stock Fund Class A Share was ranked 45 out of 737 Large-cap Core funds based on an annual total return of -9.12 for the 3-year period ended 12/31/02. The Lipper Analytical Services, Inc. is an independent organization that compiles performance data on investment companies. Ratings stated are for the A share class only; other classes may vary.

/7/ The S&P 500/Barra Value Index is unmanaged and is constructed by dividing the stocks in the S&P 500 Stock Index into two Categories, including growth and value, according to price-to-book ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Large-cap value stocks did well in the fourth quarter of 2002, as the Class A Share (NAV*) returned 10.44 percent compared to its benchmark that returned 9.90 percent. We believe that this fund can play an important role in the portfolio of an investor who desires exposure to a value style of investing with careful social screening.

MMA Praxis International Fund
Have international stocks lost the ability to help diversify a U.S. investor's portfolio? Since the bear market began in March 2000, international stocks have declined along with domestic equities, frustrating investors who had assumed that the inclusion of some international stocks would make their stock portfolios less volatile.

It's true that the correlation between U.S. and international stock markets has been high during the bear market. Between March 31, 2000, and Dec. 31, 2002, the Wilshire 5000 Total Market Index/8/ (a good measure of the overall U.S. stock market) suffered a cumulative decline of 40 percent, while the Morgan Stanley Capital International - Europe, Australasia and Far East Index/9/ (the "MSCI EAFE Index"), which tracks 20 developed markets, fell 43 percent. However, despite the recent high correlation, it could be a mistake to assume U.S. and international markets will never go their separate ways again. Periods of high correlation among markets can result from a variety of cyclical factors. Examples were the energy crisis in the 1970s, and the technology bubble in the 1990s. History suggests that over time the markets don't move in tandem and that market leadership changes. The U.S. market has not always been the strongest, and it is unlikely that it will always post the greatest market returns.

MMA Praxis International Fund Class A Share (NAV*) returned -19.29 percent and the Class B Share (NAV*) delivered -19.73 percent for the 12-month period ending 12/31/02. The fund underperformed its benchmark, the MSCI ACWI Free (ex-U.S.) Index, which returned -16.53 percent. Morningstar ranked MMA Praxis International Fund Class A Share in the 71st percentile, which resulted from performance that was 3 percent less than the average foreign stock fund: -16.29 percent for the year 2002 (out of a total of 865 funds in the foreign stock category). For a more complete understanding of the factors that contributed to performance in 2002, please read the portfolio managers' analysis found later in this report.

THE IMPORTANCE OF KEEPING THE PAST THREE YEARS IN PROPER PERSPECTIVE
There is no debating that the past three years have dampened investors' enthusiasm for owning stock mutual funds. Remember, though, that the market doesn't stand still while investors lament their losses. Company executives still go to work each day, determined to make their businesses more productive, efficient, and ultimately more profitable. If you believe that the typical corporate employee also shares these goals and takes pride in doing his or her job right, then better days may lie ahead--in spite of the ubiquitous front page headlines that paint a doom and gloom picture for the U.S. and global economies.

It's this level of passion for improvement that presents investors with the opportunity to prosper. Common sense dictates that buying when the market is cheap yields better results than buying

___________
/8/ The Wilshire 5000 Total Market Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index.

/9/ The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Investors cannot invest directly in an index, although they can invest in its underlying securities. An index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

when prices are high. Ned Davis Research offers some compelling analysis that reinforces this disciplined approach to investing. Historically, the Dow Jones Industrial Average/10/ has offered up a total return of 12.93 percent per year on average during the 10 years following a market trough. After a market peak, the Industrial Average's total return shrinks to just 8.31 percent on average. For an investor with a retirement nest egg of $100,000, this difference amounts to more than $115,000 over the course of a decade.** Over shorter periods of time, the impact is even greater!

The sad truth is that many investors follow a herd mentality when they rush into markets just as they are peaking and sell out of their investment when a bottom is forming. The result: an all-too-common buy-high, sell-low pattern that foils the financial plans of too many investors. Perhaps we are seeing this scenario play out once again. Through the end of November 2002, for the year, investors withdrew nearly $20 billion out of stock mutual funds, the largest liquidations ever in dollar terms. Where did this money go? Into bond funds, with little apparent regard for the fact that bonds may be in their own "bubble" environment, with interest rates at, or near, historic lows. If interest rates move up, bond values will tumble, just as stocks did. While we do not lay claim to a fail-proof crystal ball, we hope MMA Praxis investors are fully aware of the risks involved with fixed-income investments.

In sum, remember that the bear market, the corporate scandals, and ethical missteps of Wall Street analysts will likely have little, if anything, to do with values of stocks 20 or 30 years from now. In fact, they may have even helped remove some of the excesses of the market, which should improve the chance of better returns going forward. Consider this: if by the end of the decade, the S&P 500 Index manages to climb only to where it began the year 2000, at slightly more than 1415, the market will have delivered a return of 7 percent a year. Add on a dividend yield of approximately 2 percent and suddenly the stock market would have provided a relatively "normal" 9 percent average total return.*** Perhaps the glass really is half full.

Practicing peace with your investments
MMA Praxis Mutual Funds has its roots in the mission of our parent company, MMA. MMA is an agency of Mennonite Church USA, which is known as an historic peace church (along with Quakers and various Brethren groups). A core value of MMA Praxis' Stewardship Investing Philosophy Statement is to invest in companies "whose products and services help build a world at peace and free of violence." At a time when talk of war seems to be everywhere, MMA Praxis will continue to adhere to this fundamental stewardship investing tenet and avoid companies with product and service contracts that directly aid military expansion or promote war and violence. As an investor in MMA Praxis, you can rest assured that even with the current political situation, we will uphold the convictions that are important to shareholders who believe that faith and values should inform investment and financial decisions.

In addition to screening out investments that are incompatible with MMA's investing guidelines, we continue to direct our energy to those activities that embody a holistic approach to stewardship investing. This includes exercising our responsibility as investors (owners) to speak to corporate management when policies and procedures are in conflict with shareholder interests. We call this

________
/10/ The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

** This is for illustrative purposes and does not reflect the performance of any MMA funds.

*** This is a hypothetical example and there is no guarantees that this will occur.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

shareholder advocacy. Finally, we continue to allocate approximately 1 percent of MMA Praxis assets to Community Development Investments, which not only provide a financial return for shareholders, but also a social return on capital for the economically disadvantaged who do not have access to capital through commercial markets. You can read a more in-depth description of these activities in the Stewardship Investing Update found later in this report.

Closing thoughts
We are often asked to predict the direction of stock prices or interest rates. As long-time students of the securities markets, we know that attempts to forecast trends are futile. We are not aware of anyone who has developed a consistently reliable model that would be useful to investors. Rather, we offer the same advice and counsel that has been repeated on these pages in previous reports - stick to a well-diversified asset allocation program that is consistent with your investment time horizon, risk tolerance, and financial goals. Your financial advisor is well positioned to help you create this plan.

Our plan for 2003 is to keep looking for superior investment opportunities that will help to provide you with solid, risk-adjusted returns that are competitive with other money managers over the long term. And, of course, we will continue to manage your money in ways that are compatible with your values.

Thank you for the trust and confidence you have demonstrated with your investment in MMA Praxis. We will continue to work hard to preserve this trust.

Sincerely,

/s/ John. L. Liechty

John L. Liechty, ChFC
President, MMA Praxis Mutual Funds

                                         Mma Praxis Stewardship Investing Update

Mma Praxis Stewardship Investing Update

Stewardship in action: Bank of America provides new model for lending practices What happens when a major banking institution decides to tackle--head on--the dangers of predatory lending within its own organization? Recent meetings with Bank of America indicate quite a bit actually...to the benefit of hundreds of disadvantaged communities around the country.

More than five years ago, socially responsible investors (through the Interfaith Center for Corporate Responsibility) began speaking to Bank of America about concerns related to "fair lending" in the many markets the banking giant served. Bank of America took these concerns to heart and in 1998 announced an historic 10-year commitment to lend and invest $350 billion dollars for community development. But this announcement turned out to be just the start. As concerns about predatory lending began to escalate around the country, Bank of America determined to pursue a different model of banking. It sold its sub-prime lending operation and established a company-wide community development banking initiative. This initiative was designed to attract all types of consumers--small business owners, affordable housing developers, low-income home buyers, non-profit organizations, and real-estate investments in marginal communities. The bank incorporated these "marginal" borrowers into its traditional banking system. It extended the same consumer protections, quality standards, and supervision to these new borrowers (very unlike the "separate and unequal" practices of most sub-prime banking subsidiaries).

Shareholders, including MMA Praxis, have met regularly with Bank of America representatives, reviewing their performance under federal community reinvestment act regulations and encouraging them to further deepen their efforts with often-forgotten segments of our society. In a meeting this past December, company officials reported the launch of a program to generate demand, through education partnerships and advertising, for their fair lending products in disadvantaged communities. In addition, a new multicultural lending division has been established to ensure that the bank's products are accessible and attractive to customers of diverse cultural backgrounds. Most importantly, Bank of America affirms these activities not as charitable endeavors, but as core contributors to the company's growth. Such results prove, once again, what can be accomplished when investors and companies of goodwill meet and openly address the problems--and opportunities--of society.

Proxy Voting: New emphasis on shareholder responsibility; disclosure ruling passed
In the wake of scandals at Enron, WorldCom, Adelphia, and others, the issue of accountability seems to be high on everyone's list. This is certainly true for CEOs, accounting firms, and corporate boards who have come under much scrutiny. But it is also true for shareholders--particularly large institutional shareholders (such as mutual funds and money managers) who control a substantial portion of the U.S. equity market and often have influence over executive compensation packages, board nominations, and corporate governance policies.

Discussions of shareholder accountability and responsibility tend to focus on the role of proxy voting--a primary means of communicating shareholder perspectives to corporate management. In order to ensure that proxy voting is managed, as a fiduciary responsibility, in the best interest of the shareholder/clients, the Securities and Exchange Commission announced in September 2002, a proposed new rule. It requires all registered management investment companies to disclose polices and procedures they use to determine how to vote proxies and to disclose their proxy voting records to their clients.

As we near the SEC's final decision on this proposed rule, the debate has been fierce. Many of the nation's largest mutual fund companies and industry trade groups have vehemently opposed the new rule. The social investment industry--including the MMA Praxis Mutual Funds--along with the overwhelming majority of more than 7,000 public respondents to the SEC proposal stand in favor of this item.

At MMA Praxis, we believe disclosing our proxy votes and voting policies is a key component of fiduciary responsibility and transparency with our shareholders. For three years, we have disclosed our proxy voting record, live, via the MMA Praxis Web site (www.mmapraxis.com). Currently, the MMA Praxis proxy voting guidelines are under revision and are being strengthened to address heightened concerns of corporate governance. In particular, the strengthened guidelines will address board and committee independence, board diversity, compensation practices, and auditor independence. We believe these new guidelines will further clarify our belief in sound, transparent, corporate governance as a key component of stewardship investing.

Shareholder advocacy 2003: "The things that make for peace"
As we enter the 2002-2003 proxy season, we are mindful of the important role corporate engagement and proxy voting can play in witness to the stewardship investing MMA Praxis represents. In the coming proxy season we are organizing our shareholder advocacy efforts around the theme of, "The things that make for peace." This focus reminds us that peace is not merely the cessation or absence of war but the creation of a world that provides safety, respect, opportunity, sustenance, and hope for all people. These are literally, "the things that make for peace"--and the issues at the heart of our stewardship investing philosophy.

This campaign involves the engagement of more than twenty companies through dialogue and the filing of shareholder resolutions on a wide range of issues. There are two core issues, however, receiving substantial coordinated attention:
1) the HIV/AIDS/TB/Malaria pandemic in Africa, and 2) the turbulence of the current crisis among 25 million coffee farmers around the world, caused by a global glut of coffee beans and prices at a 30-year low. We view these two issues-- access to health and life and the opportunity for gainful, sustainable employment amidst the turbulence of the global economy--as critical to the establishment of lasting peace on this planet.

Currently, according to United Nations estimates, 40 million inhabitants of sub-Saharan Africa are infected with HIV/AIDS. Four million are in immediate need of medical treatment to sustain life. Only 40,000 are currently receiving the treatments they require. Daily, eight thousand people die of the disease. By 2010, more than 20 million children will be without one or both parents. Yet despite warnings and efforts by cash-strapped governments and non-governmental organizations (NGOs), the disease continues to spread rapidly through all segments and corners of African society. It has become clear that it will take an effort supported by all parts of the global community (grass roots, national, NGO, corporate, and multi-national) to curb the viscous growth of this pandemic.

MMA Praxis seeks to contribute to this effort by working with pharmaceutical companies and multinational employers in Africa to increase access to desperately needed drugs and stable environments for treatment and education. MMA Praxis, along with other social investors, is in dialogue with Johnson & Johnson, Merck, Pfizer, Abbott, Eli Lilly, GlaxoSmithKline, and Novartis to encourage new approaches to drug procurement for desperately poor populations. MMA Praxis is leading an effort to engage PepsiCo on ways the company can use its broad reach in Africa to open doors for stable avenues of treatment for infected populations and preventative education for those at risk. We are involved in similar conversations with Ford Motor Company.

Work on this issue also offer MMA Praxis the opportunity to partner with Mennonite Central Committee ("MCC"), MMA's sister organization in the relief and development field, in its new 10-year initiative, Generations at Risk, that targets this growing crisis. We hope to carry the passionate first-hand stories of MCC workers in Africa, into the boardrooms of corporations with the power to make a difference. And in doing so, we not only show compassion for the citizens of these troubled countries, but support for the African churches who are undergoing a profound transformation in relation to this pandemic.

You can learn more about MMA Praxis' "The things that make for peace," shareholder advocacy campaign--including our efforts with the coffee crisis initiative--at www.mmapraxis.com.

Community Development Investments: Seeking new thresholds
Currently, the MMA Praxis Mutual Funds invest approximately 1.2 percent of its assets in high social impact, community development investments ("CDI"). These investments are made through MMA's own community investing arm to provide the most secure, effective, community development investment possible. Recently, MMA Praxis Intermediate Income Fund expanded its CDI holdings through the development of its own portfolio of fully market rate community investments. MMA's fixed-income managers believe there are now a variety of opportunities to build a competitive fixed-income portfolio, including investments that are targeted to community development. At the end of 2002, just under 3 percent of the Intermediate Income Fund qualified as community development investments. The managers continue to seek appropriate CDI-qualified investments and hope to see this percentage grow.

Discover how MMA Praxis' community development investments are helping open doors of economic opportunity, around the country and around the world, by visiting the MMA Praxis Web site.

Mark A. Regier
Stewardship Investing Services Manager

__________

Some of the companies in bold print may be investments within one or more of the MMA Praxis Mutual Funds. Please check the fund's Schedule of Portfolio Investments for a complete list of holdings as of 12/31/02.

MMA Praxis Intermediate Income Fund

MMA Praxis Intermediate Income Fund
Annual report to shareholders
Portfolio managers' letter

Economy and interest rates
The economy continued to chug along in 2002. Recovering from a modest recession in the three quarters ending September 2001, the economy has since grown in five consecutive quarters. For the twelve months ending December 31, 2002, the economy grew by 2.8 percent. The growth has come mainly from consumer spending. Consumer spending, which makes up roughly two-thirds of economic activity, grew by 1.0 percent in the fourth quarter of 2002. Fixed investments from business, which account for approximately 15 percent of gross domestic product, increased by 1.5 percent, marking the first positive quarter in the last two years.

Slow economic growth has resulted in minimal job creation. The unemployment rate actually nudged upward despite a growing economy. The unemployment rate began the year at 5.8 percent and increased to 6.0 percent by the end of November.

Inflation has remained low. The year-over-year change in the price of goods and services, as measured by the U.S. Consumer Price Index, rose 2.2 percent. Housing costs, which account for approximately 40 percent of consumer expenditures and therefore a 40 percent weight in the index measure, grew by 2.4 percent. Cars, on the other hand, which account for approximately 9 percent of consumer expenditures, experienced deflation with the year-over-year prices dropping 2.5 percent.

The only Federal Reserve Board (the "Fed") rate change in 2002 occurred in the fourth quarter when the federal funds' target rate was cut a half percent to
1.25 percent. As a result of the decrease in the federal funds' rate, other short-term interest rates fell as well. The three-month Treasury bill began the fourth quarter at 1.56 percent and dropped to 1.19 percent by the end of the fourth quarter. Long-term interest rates rose slightly. The 30-year Treasury bond rose from 4.67 percent to 4.78 percent during the fourth quarter.

Credit markets
The credit markets experienced unprecedented volatility during the middle of the year. In late June, WorldCom revealed there had been material irregularities in their financial reporting. This news created tremendous uncertainty in the debt capital markets as investors began to question the depth of financial reporting problems in WorldCom specifically and the financial markets in general. Many investment-grade bonds, which are normally traded according to interest spreads to Treasury bonds, were being quoted in much more volatile (and with wider bid/ask spreads) dollar prices.

The tumultuous credit environment that characterized the second and third quarters of 2002 began to subside in the fourth quarter. The fourth quarter saw no cataclysmic announcements similar to Enron's in the fourth quarter of 2001 or WorldCom's in the second quarter of 2002. Companies continued to mend their balance sheets through asset sales and paying down debt. As a result, investment-grade-bond spreads narrowed relative to Treasuries, providing higher returns to corporate bonds relative to Treasury bonds in the fourth quarter.

MMA Praxis Intermediate Income Fund (Class A Shares) weathered the 2002 credit market storm by finishing in the 29th percentile for the 12-month period ending 12/31/02 for the Intermediateterm Bond category (677 funds) according to the Morningstar/1/ ranking process. This performance was the best in the fund's history and was largely determined by not owning certain key securities that plummeted in value with little warning. The fund did endure some scars in the beginning of the year. However, taking the medicine early on a few key names such as Williams, Qwest, and WorldCom that would subsequently drop in value, proved to be key to the better performance in the latter part of the year.

In addition to selling key names, the fund also systematically reduced exposures to individual credits in recognition of the increased event risk. As a result of this strategy, the percentage of corporate bonds with a portfolio weighting of 1 percent or greater has dropped from 17 percent at the beginning of the year to zero at the end of the year. Corporate bonds with a portfolio weight of 0.75 percent or greater were reduced from 70 percent to 10 percent during the year. Moreover, the names which we hold a slightly larger position size are generally much more stable and not as likely to experience significant downside volatility from short selling, financial statement manipulation, or cash flow problems. A few examples include Leggett and Platt (A+; 0.7% of the portfolio), United Parcel Service (AAA; 0.9%), and AIG Insurance (AAA; 0.9%)./2/

Despite a sanguine fourth quarter, 2002 will go down as one of the most difficult years in investment-grade fixed-income markets. According to the rating agency Standard & Poor, 2002 eclipsed all records for global defaults in dollar terms, number of companies, and the number of investment- grade bonds defaulting. Many of these records were previously set in 2001.

Outlook and strategy
We believe the investment landscape in 2003 will be dominated by geopolitical tensions: Iraq, North Korea, and the war on terrorism are all very real concerns for fixed-income market participants. However, we believe the accounting landscape is becoming somewhat more serene. It will take time to implement changes to enhance financial reporting standards, but there is the sense that perhaps the two big shoes have dropped (Enron and WorldCom) and it's time to get back to business models and balance sheets.

Our fixed-income strategy in 2003 will likely focus on adding value by selecting quality companies whose prices reflect the risk inherent in the security. Although the fourth quarter provided some much-needed relief to relentless downgrades, defaults, and pessimism, there is still plenty of reason to have a healthy dose of skepticism when analyzing companies.

Furthermore, there are particular indications that the momentum players in the corporate bond market have been buying up certain names, resulting in perhaps better prices than longer-term fundamentals might dictate. If this contingent sells, or worse yet, sells short, prices may drop in a similar fashion experienced in 2002. Overall, our intent is to meet the investment needs of our clients by seeking to provide a reasonable return in a conservative asset class through sound diversification and credit research.

Delmar King
MMA Praxis Intermediate Income Fund Co-Manager

Robert W. Nelson, CFA
MMA Praxis Intermediate Income Fund Co-Manager

__________
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/1/ Morningstar ranking is for the 12-month period ended 12/31/02. For the three-year period ended 12/31/02, the Intermediate Income Fund (Class A Share) ranked in the 71st percentile out of 517 funds.

/2/ Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Performance review

MMA Praxis Intermediate Income Fund
PErformance review

Average annual total returns as of 12/31/02

               1 Year    3 Year    5 Year    Since
                                           Inception
Class A         9.02%     7.87%    5.79%     5.67%
Class B         8.64%     7.51%    5.51%     5.52%

            INCEPTION                            SINCE
              DATE     1 YEAR  3 YEAR  5 YEAR  INCEPTION
            ---------  ------  ------  ------  ---------
Class A       5/12/99    9.02%   7.87%   5.79%      5.67%
Class A*      5/12/99    4.90%   6.50%   5.99%      5.22%

Class B        1/4/94    8.64%   7.51%   5.51%      5.52%
Class B**      1/4/94    4.64%   6.93%   5.35%      5.52%

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Growth of $10,000 Investment 1/4/94 TO 12/31/02

       Class A* Class B**     Lehman Brothers     Lipper Intermediate Investment
                          Aggregate Bond Index/1/   Grade Bond Funds Average/2/

1/94     9688     9665           10000                    10000
         9198     9183            9613                     9609
12/94    9231     9225            9708                     9679
        10281    10285           10819                    10677
12/95   10844    10867           11502                    11336
        10618    10741           11362                    11183
12/96   11084    11221           11919                    11725
        11326    11572           12288                    12070
12/97   11928    12193           13070                    12755
        12345    12727           13584                    13236
12/98   12797    13197           14206                    13759
        12581    13061           14011                    13565
12/99   12591    13044           14089                    13625
        12873    13327           14651                    14070
12/00   13602    14046           15727                    15067
        14071    14505           16296                    15608
12/01   14498     1918           17055                    16305
        14910    15316           17701                    16713
12/02   15805    16207           18804                    17657

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 1/4/94 to 12/31/02, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

* Reflects maximum front-end sales charge of 3.75%.

**Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

/1/ The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. It is an unmanaged index intended to be generally representative of the bond market as a whole.

/2/ The Lipper Intermediate Investment Grade Bond Fund Average includes funds that invest at least 65 percent of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to 10 years.

The above indicies are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
December 31,2002

                                                                               PRINCIPAL
                                                                                AMOUNT          VALUE
                                                                             ------------   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS 0.7%

     Fannie Mae, Series 1997-M4, Class C, 7.34%, 8/17/18, ACES ............. $    489,547   $    524,564

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ..................................                     524,564
                                                                                            ------------

CORPORATE BONDS 38.4%

AGRICULTURAL SERVICES 0.4%
     Cargill, Inc., 7.50%, 9/1/26 ..........................................      250,000        291,875
                                                                                            ------------

ASSET BACKED SECURITIES 4.0%
     American Express Master Trust, Series 1994-3, Class A, 7.85%, 8/15/05..      250,000        274,722
     Capital One Master Trust, 5.43%, 1/15/07 ..............................      500,000        517,040
     Discover Card Master Trust, 6.85%, 7/17/07 ............................      500,000        546,735
     Discover Card Master Trust I, Series 2001-5, Class A, 5.30%, 11/16/06..    1,000,000      1,048,169
     Fleet Credit Card Master Trust II, Class A, 5.60%, 12/15/08 ...........      250,000        270,103
     Regions Auto Receivables Trust, 2.63%, 1/16/07 ........................      300,000        303,735
                                                                                            ------------
                                                                                               2,960,504
                                                                                            ------------
BROKERAGE SERVICES 1.3%
     Goldman Sachs Group, 6.65%, 5/15/09 ...................................      500,000        551,132
     Legg Mason, Inc., 6.75%, 7/2/08 .......................................      350,000        390,310
                                                                                            ------------
                                                                                                 941,442
                                                                                            ------------
BUSINESS SERVICES 0.4%
     Equifax, Inc., 6.90%, 7/1/28 ..........................................      300,000        292,875
                                                                                            ------------

COMMERCIAL BANKS 1.4%
     First Union Corp., 6.88%, 9/15/05 .....................................      350,000        390,688
     Marshall & Ilsley Bank, 6.38%, 9/1/11 .................................      250,000        279,782
     State Street Corp., 7.35%, 6/15/26 ....................................      300,000        359,693
                                                                                            ------------
                                                                                               1,030,163
                                                                                            ------------
COMMERCIAL BANKS--SOUTHERN U.S. 1.0%
     Bank One Texas, 6.25%, 2/15/08 ........................................      300,000        336,000
     BB&T Corp., 6.38%, 6/30/05 ............................................      350,000        378,055
                                                                                            ------------
                                                                                                 714,055
                                                                                            ------------
COMPUTER SERVICES 0.4%
     Unisys Corp., 8.13%, 6/1/06 ...........................................      250,000        260,625
                                                                                            ------------

CONSTRUCTION 0.4%
     Vulcan Materials, 5.75%, 4/1/04 .......................................      250,000        261,250
                                                                                            ------------

CONSUMER GOODS & SERVICES 0.8%
     VF Corp., 8.10%, 10/1/05 ..............................................      500,000        568,125
                                                                                            ------------

DATA PROCESSING & REPRODUCTION 0.4%
     First Data Corp., 5.80%, 12/15/08 .....................................      250,000        275,625
                                                                                            ------------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                                              PRINCIPAL
                                                                                AMOUNT          VALUE
                                                                             ------------   ------------
CORPORATE BONDS, CONTINUED

ELECTRIC - INTEGRATED 0.3%
   Ohio Power Co., 7.00%, 7/1/04 .........................................   $    200,000   $    208,750
                                                                                            ------------

ELECTRONIC COMPONENTS - SEMICONDUCTORS 0.4%
   Applied Materials, Inc., 7.13%, 10/15/17 ..............................        250,000        285,625
                                                                                            ------------

ENTERTAINMENT 0.4%
   Harman International Ind., 7.32%, 7/1/07 ..............................        300,000        318,375
                                                                                            ------------

FINANCIAL SERVICES 3.4%
   American Express, 6.88%, 11/1/05 ......................................        375,000        419,146
   Bear Stearns Co., Inc., 7.80%, 8/15/07 ................................        350,000        409,630
   Citifinancial, 6.13%, 12/1/05 .........................................        350,000        376,797
   Ford Motor Credit Corp., 6.75%, 5/15/05 ...............................        250,000        252,500
   General Electric Capital Corp., 6.88%, 11/15/10 .......................        300,000        340,657
   General Electric Capital Corp., 6.75%, 3/15/32 ........................        250,000        276,398
   General Motors Acceptance Corp., 6.13%, 2/1/07 ........................        450,000        457,874
                                                                                            ------------
                                                                                               2,533,002
                                                                                            ------------
FOOD PROCESSING 0.8%
   General Mills, Inc., 5.13%, 2/15/07 ...................................        250,000        265,625
   Hormel Foods Corp., 6.63%, 6/1/11 .....................................        300,000        342,375
                                                                                            ------------
                                                                                                 608,000
                                                                                            ------------
FOREST PRODUCTS - LUMBER & PAPER 0.4%
   Wayerhaeuser Co., 5.25%, 12/15/09 .....................................        300,000        303,345
                                                                                            ------------

HOME DECORATION PRODUCTS 0.7%
   Leggett & Platt, Inc., 7.65%, 2/15/05 .................................        500,000        545,858
                                                                                            ------------

INDUSTRIAL GASES 0.4%
   Praxair, Inc., 6.85%, 6/15/05 .........................................        300,000        327,313
                                                                                            ------------

INDUSTRIAL GOODS & SERVICES 0.5%
   Masco Corp., 7.75%, 8/1/29 ............................................        300,000        356,250
                                                                                            ------------

INSURANCE 4.5%
   AIG Sunamerica Global Financial Index, 5.10%, 1/17/07 .................        600,000        641,999
   Allstate Corp., 6.75%, 6/15/03 ........................................        250,000        255,625
   Allstate Corp., 7.50%, 6/15/13 ........................................        350,000        421,456
   Aon Corp., 8.65%, 5/15/05 .............................................        300,000        317,956
   Chubb Corp., 6.60%, 8/15/18 ...........................................        350,000        378,546
   Harleysville Group, Inc., 6.75%, 11/15/03 .............................        500,000        514,375
   Principal Life Global, 6.25%, 2/15/12, (b) ............................        250,000        264,998
   Protective Life Corp., 7.95%, 7/1/04 ..................................        500,000        533,750
                                                                                            ------------
                                                                                               3,328,705
                                                                                            ------------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                                              PRINCIPAL
                                                                                AMOUNT          VALUE
                                                                             ------------   ------------
CORPORATE BONDS, CONTINUED

MACHINERY - GENERAL INDUSTRIAL 0.5%
   Dover Corp., 6.45%, 11/15/05 ..........................................   $    350,000   $    386,750
                                                                                            ------------

MEDICAL EQUIPMENT & SUPPLIES (0.5%)
   Beckman Instruments, Inc., 7.05%, 6/1/26 ..............................        300,000        339,008
                                                                                            ------------

NATURAL GAS PRODUCTION AND/OR DISTRIBUTION 1.1%
   Keyspan Gas East, 7.88%, 2/1/10 .......................................        250,000        296,250
   Laclede Group Inc., 8.50%, 11/15/04 ...................................        250,000        276,130
   Southern Union Co., 8.25%, 11/15/29 ...................................        250,000        255,703
                                                                                            ------------
                                                                                                 828,083
                                                                                            ------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES 2.7%
   Anadarko Finance Co., 7.50%, 5/1/31 ...................................        500,000        594,374
   Burlington Resources Incorporated, 7.38% 3/1/29 .......................        323,000        375,488
   Conoco, Inc., 6.95%, 4/15/29 ..........................................        325,000        368,469
   EOG Resources, Inc, 6.00%, 12/15/08 ...................................        300,000        323,638
   National Fuel Gas Co., 6.30%, 5/27/08 .................................        300,000        326,412
                                                                                            ------------
                                                                                               1,988,381
                                                                                            ------------
OPERATIVE BUILDERS 0.1%
   Centex Corp., 7.38%, 6/1/05 ...........................................        100,000        106,355
                                                                                            ------------

PAPER PRODUCTS 1.1%
   Sonoco Products, 7.00%, 11/15/04 ......................................        250,000        270,938
   Westvaco Corp., 6.85%, 11/15/04 .......................................        500,000        531,875
                                                                                            ------------
                                                                                                 802,813
                                                                                            ------------
PHARMACEUTICALS 0.8%
   Cardinal Health, Inc., 6.25%, 7/15/08 .................................        250,000        280,965
   Merck & Co., Inc., 6.40%, 3/1/28 ......................................        250,000        277,150
                                                                                            ------------
                                                                                                 558,115
                                                                                            ------------
PUBLISHING: NEWSPAPERS 1.5%
   Knight- Ridder, Inc., 7.13%, 6/1/11 ...................................        500,000        578,456
   Thomson Corp., 6.20%, 1/5/12 ..........................................        500,000        545,625
                                                                                            ------------
                                                                                               1,124,081
                                                                                            ------------
RETAIL - DEPARTMENT STORES 1.3%
   Federated Department Stores, 8.50%, 6/15/03 ...........................        500,000        512,500
   Kohl's Corp., 7.25%, 6/1/29 ...........................................        400,000        470,000
                                                                                            ------------
                                                                                                 982,500
                                                                                            ------------

RETAIL - FOOD 0.3%
   Albertson's, Inc., 6.55%, 8/1/04 ......................................        238,000        251,710
                                                                                            ------------

TELEPHONE - INTEGRATED 1.6%
   Alltel Corp., 7.00%, 7/1/12 ...........................................        250,000        288,114

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                                              PRINCIPAL
                                                                                AMOUNT          VALUE
                                                                             ------------   ------------
CORPORATE BONDS, CONTINUED

TELEPHONE - INTEGRATED, continued
     GTE California, Inc., 7.65%, 3/15/07 ................................   $    300,000   $    344,188
     Pacific Bell, 7.00%, 7/15/04 ........................................        250,000        268,880
     Verizon New York, Inc., Series A, 6.88%. 4/1/12 .....................        250,000        280,847
                                                                                            ------------
                                                                                               1,182,029
                                                                                            ------------

TRANSPORTATION SERVICES 3.1%
     CSX Corp., 7.25%, 5/1/04 ............................................        500,000        532,500
     Federal Express, 10.13%, 7/15/03 ....................................        400,000        417,000
     Golden State Petroleum, 8.04%, 2/1/19 ...............................        250,000        223,305
     Union Tank Car Co., 7.13%, 2/1/07 ...................................        400,000        445,000
     United Parcel Service, 8.38%, 4/1/30 ................................        500,000        682,500
                                                                                            ------------
                                                                                               2,300,305
                                                                                            ------------

UTILITIES - ELECTRIC 0.7%
     Cincinnati Gas & Electric, 6.35%, 6/15/03 ...........................        500,000        505,625
                                                                                            ------------

UTILITIES - NATURAL GAS 0.8%
     Michigan Consolidated Gas Co., 8.25%, 5/1/14 ........................        500,000        628,125
                                                                                            ------------

TOTAL CORPORATE BONDS ....................................................                    29,270,642
                                                                                            ------------

CORPORATE NOTES 1.2%

COMMUNITY DEVELOPMENT 1.2%
     MMA Community Development Investment, Inc., 2.29%, 1/1/03+(c) .......        525,000        525,000
     MMA Community Development Investment, Inc., 1.53%, 1/1/03+(c) .......        350,000        350,000
                                                                                            ------------
TOTAL CORPORATE NOTES ....................................................                       875,000
                                                                                            ------------

MEDIUM TERM NOTES 0.4%

     ELECTRIC - INTEGRATED 0.4%

     Puget Sound Energy, Inc., 6.74%, 6/15/18 ............................        250,000        259,063
                                                                                            ------------

TOTAL MEDIUM TERM NOTES ..................................................                       259,063
                                                                                            ------------

MUTUAL FUNDS 0.8%

     Pax World High Yield Fund ...........................................         75,337        594,410
                                                                                            ------------

TOTAL MUTUAL FUND ........................................................                       594,410
                                                                                            ------------

U.S. GOVERNMENT AGENCIES 54.2%

FANNIE MAE 23.0%
     6.50%, 8/15/04 ......................................................        500,000        539,001
     7.38%, 9/1/06 .......................................................        450,000        490,077
     4.75%, 1/2/07 .......................................................      1,000,000      1,060,769
     6.63%, 10/15/07 .....................................................      3,250,000      3,762,395

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                                              PRINCIPAL
                                                                                AMOUNT          VALUE
                                                                             ------------   ------------
U.S. GOVERNMENT AGENCIES,CONTINUED

FANNIE MAE, continued
   7.25%, 1/15/10 ........................................................   $  1,000,000   $  1,211,720
   7.45%, 10/1/11 ........................................................        470,157        536,712
   6.13%, 3/15/12 ........................................................        250,000        284,995
   6.50%, 6/1/15 .........................................................        500,880        530,287
   6.00%, 4/1/16 .........................................................      1,653,378      1,733,004
   6.00%, 8/1/16 .........................................................        520,030        544,373
   6.00%, 11/1/16 ........................................................        982,255      1,028,234
   6.00%, 11/1/16 ........................................................        831,418        870,337
   5.50%, 12/1/16 ........................................................      1,273,719      1,322,426
   5.50%, 2/1/17 .........................................................        462,727        480,425
   6.50%, 3/1/18 .........................................................        116,765        122,943
   6.50%, 5/1/18 .........................................................        341,679        359,757
   7.00%, 11/1/19 ........................................................        192,354        204,111
   6.00%, 10/1/32 ........................................................      1,935,886      2,003,954
                                                                                            ------------
                                                                                              17,085,520
                                                                                            ------------
FEDERAL HOME LOAN BANK 6.5%
   6.38%, 11/14/03 .......................................................        250,000        260,907
   4.88%, 5/14/04 ........................................................        250,000        261,302
   3.63%, 10/15/04 .......................................................        500,000        517,122
   3.75%, 8/15/07 ........................................................      1,000,000      1,029,102
   6.63%, 11/15/10 .......................................................      1,400,000      1,639,749
   5.63%, 11/15/11 .......................................................      1,000,000      1,097,972
                                                                                            ------------
                                                                                               4,806,154
                                                                                            ------------
FREDDIE MAC 14.8%
   6.88%, 1/15/05 ........................................................      2,110,000      2,321,864
   5.63%, 3/15/11 ........................................................        300,000        332,250
   5.50%, 7/1/17 .........................................................      1,367,034      1,419,519
   5.50%, 11/1/17 ........................................................        496,452        515,512
   6.75%, 9/15/29 ........................................................        400,000        473,692
   6.50%, 2/1/31 .........................................................        327,771        341,577
   6.75%, 3/15/31 ........................................................      1,218,000      1,457,033
   6.50%, 5/1/31 .........................................................        541,989        564,585
   6.50%, 8/1/31 .........................................................        517,056        538,835
   6.50%, 2/1/32 .........................................................      1,365,010      1,422,505
   6.00%, 10/1/32 ........................................................      1,484,436      1,537,094
                                                                                            ------------
                                                                                              10,924,466
                                                                                            ------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. 9.7%
   6.88%, 9/15/08 ........................................................        318,944        342,591
   7.50%, 2/15/23 ........................................................        276,342        287,357
   7.00%, 12/20/30 .......................................................        622,111        655,637
   6.50%, 4/20/31 ........................................................        779,853        813,705
   6.50%, 7/20/31 ........................................................      1,012,719      1,056,671
   7.00%, 10/20/31 .......................................................        348,038        366,665

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                                              PRINCIPAL
                                                                                AMOUNT          VALUE
                                                                             ------------   ------------
U.S. GOVERNMENT AGENCIES,CONTINUED

GOVERNMENT NATIONAL MORTGAGE ASSOC., continued
   6.50%, 10/20/31 .......................................................   $    761,852   $    794,922
   7.00%, 3/20/32 ........................................................      1,734,387      1,827,298
   6.93%, 9/15/39 ........................................................        431,790        485,483
   6.85%, 10/15/39 .......................................................        492,871        552,050
                                                                                            ------------
                                                                                               7,182,379
                                                                                            ------------
SMALL BUSINESS ADMINISTRATION 0.2%
   7.35%, 8/10/05 ........................................................        102,004        109,138
   2.50%, 9/25/18 ........................................................         47,703         47,755
                                                                                            ------------
                                                                                                 156,893
                                                                                            ------------

TOTAL U.S. GOVERNMENT AGENCIES ...........................................                    40,155,412
                                                                                            ------------

U.S. GOVERNMENT AGENCIES * - DISCOUNT NOTES 3.4%

FEDERAL HOME LOAN BANK 2.6%
   1.23%, 1/3/03 .........................................................      1,900,000      1,900,000
                                                                                            ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION 0.8%
   1.23%, 1/7/03 .........................................................        580,000        580,000
                                                                                            ------------

TOTAL U.S. GOVERNMENT AGENCIES * - DISCOUNT NOTES ........................                     2,480,000
                                                                                            ------------

U.S. TREASURY OBLIGATIONS 0.1%

PRIVATE EXPORT FUNDING 0.1%
   Export Funding Trust, Series 1994-A, Class A, 7.89%, 2/15/05 ..........         62,500         66,596
                                                                                            ------------

TOTAL U.S. TREASURY OBLIGATIONS ..........................................                        66,596
                                                                                            ------------

TOTAL INVESTMENTS (COST $69,376,507)(a)- 99.2% ...........................                    73,350,687

   Other assets in excess of liabilities - 0.8% ..........................                       584,528
                                                                                            ------------
   NET ASSETS - 100.0% ...................................................                  $ 73,935,215
                                                                                            ============

__________
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:
     Unrealized appreciation.............................. $ 4,004,195
     Unrealized depreciation..............................     (30,015)
                                                           -----------
     Net unrealized appreciation.......................... $ 3,974,180
                                                           ===========
(b) 144A security which is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.
*    Rates disclosed represent yield effective at purchase.
+ Variable rate security. Rates presented are the rates in effect at December 31, 2002. Date presented reflects next rate change date.
ACES - Automatic Common Exchange Securities

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Intermediate Income Fund
Statement of assets and liabilities
December 31, 2002

ASSETS:
Investments, at value (cost $68,501,507) ..............................   $   72,475,687
Investment in affiliates, at value (cost $875,000) ....................          875,000
                                                                          --------------
     Total Investments ................................................       73,350,687
                                                                          --------------
Cash ..................................................................           80,129
Interest receivable ...................................................          835,852
Receivable for capital shares issued ..................................            5,777
Receivable from investment advisor ....................................            8,779
Prepaid expenses ......................................................           17,159
                                                                          --------------
     Total Assets .....................................................       74,298,383
                                                                          --------------

LIABILITIES:
Distributions payable to shareholders .................................          271,010
Payable for capital shares redeemed ...................................            7,000
Accrued expenses and other payables:
   Administration fees ................................................            1,014
   Distribution fees ..................................................           27,609
   Shareholder servicing fees .........................................            3,086
   Other ..............................................................           53,449
                                                                          --------------
     Total Liabilities ................................................          363,168
                                                                          --------------

NET ASSETS:
Capital ...............................................................       72,572,651
Accumulated net investment income .....................................              277
Accumulated net realized losses from investment transactions ..........       (2,611,893)
Net unrealized appreciation from investments ..........................        3,974,180
                                                                          --------------
     Net Assets .......................................................   $   73,935,215
                                                                          ==============
Net Assets
   Class A ............................................................   $   32,391,480
   Class B ............................................................       41,543,735
                                                                          --------------
     Total ............................................................   $   73,935,215
                                                                          ==============
Shares Outstanding
 (unlimited number of shares authorized with $.01 par value)
   Class A ............................................................        3,224,116
   Class B ............................................................        4,135,366
                                                                          --------------
     Total ............................................................        7,359,482
                                                                          ==============
Net asset value
   Class A - Redemption price per share ...............................   $        10.05
                                                                          ==============
   Class A - Maximum Sales Charge .....................................             3.75%
                                                                          ==============
   Class A - Maximum Offering Price Per Share (100%/(100%-Maximum Sales
              Charge) of net asset value adjusted to the nearest cent).   $        10.44
                                                                          ==============
   Class B - offering price per share* ................................   $        10.05
                                                                          ==============

__________
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

                                                         Statement of operations

MMA Praxis Intermediate Income Fund
Statement of operations
Year ended December 31, 2002

INVESTMENT INCOME:
Interest ..............................................................   $    3,894,214
Dividends .............................................................           14,311
Interest from affiliates ..............................................           22,371
                                                                          --------------
    Total Investment Income ...........................................        3,930,896
                                                                          --------------

EXPENSES:
Investment advisory fees ..............................................          339,421
Administration fees ...................................................          101,827
Distribution fees-Class A .............................................           74,848
Distribution fees-Class B .............................................          284,587
Shareholder servicing fees-Class A ....................................           74,848
Shareholder servicing fees-Class B ....................................           94,862
Custodian fees ........................................................           11,640
Accounting fees .......................................................           52,300
Trustees' fees and expenses ...........................................           11,282
Transfer agent fees ...................................................          189,179
Other expenses ........................................................           99,541
                                                                          --------------
    Total expenses before reductions/ reimbursements ..................        1,334,335
  Expenses reimbursed by Investment Advisor ...........................         (429,721)
  Expenses reduced by Administrator ...................................           (2,107)
  Expenses reduced by Distributor .....................................         (192,687)
                                                                          --------------
    Net Expenses ......................................................          709,820
                                                                          --------------

Net Investment Income .................................................        3,221,076
                                                                          --------------

NET REALIZED AND UNREALIZED GAINS/ (LOSSES) ON INVESTMENTS:
Net realized losses from investment transactions ......................         (622,363)
Change in unrealized appreciation/ depreciation from investments ......        3,157,977
                                                                          --------------
Net realized/ unrealized gains on investments .........................        2,535,614
                                                                          --------------
Change in net assets resulting from operations ........................   $    5,756,690
                                                                          ==============

Statements of changes in net assets

MMA Praxis Intermediate Income Fund
Statements of changes in net assets

                                                                             Year Ended     Year Ended
                                                                             December 31,   December 31,
                                                                             2002           2001
                                                                             ------------   ------------
From Investment Activities:
Net investment income ....................................................   $  3,221,076   $  3,174,260
Net realized losses from investment transactions .........................       (622,363)      (333,725)
Change in unrealized appreciation/depreciation from investments...........      3,157,977        625,620
                                                                             ------------   ------------
Change in net assets resulting from operations ...........................      5,756,690      3,466,155
                                                                             ------------   ------------

Distributions to Class A Shareholders:
  From net investment income .............................................     (1,498,300)    (1,337,971)

Distributions to Class B Shareholders:
  From net investment income .............................................     (1,762,762)    (1,822,484)
                                                                             ------------   ------------
Change in net assets from capital transactions ...........................     (3,261,062)    (3,160,455)
                                                                             ------------   ------------

Change in net assets from capital transactions ...........................      8,695,041      9,817,525
                                                                             ------------   ------------

Change in net assets .....................................................     11,190,669     10,123,225

Net Assets:
  Beginning of period ....................................................     62,744,546     52,621,321
                                                                             ------------   ------------
  End of period ..........................................................   $ 73,935,215   $ 62,744,546
                                                                             ============   ============

See notes to financial statements.

                                                            Financial highlights

MMA Praxis Intermediate Income Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                       Class A Shares
                                             ------------------------------------------------------------------
                                             Year Ended        Year Ended        Year Ended        Period Ended
                                             December 31,      December 31,      December 31,      December 31,
                                             2002              2001              2000              1999 (a)
                                             ------------      ------------      ------------      ------------
Net Asset Value, Beginning of Period .....   $       9.69      $       9.62      $       9.46      $       9.88
                                             ------------      ------------      ------------      ------------
Investment Activities:
  Net investment income ..................           0.48              0.54              0.58              0.33
  Net realized and unrealized gains
   (losses)from investments ..............           0.37              0.07              0.16             (0.37)
                                             ------------      ------------      ------------      ------------
  Total from Investment Activities .......           0.85              0.61              0.74             (0.04)
                                             ------------      ------------      ------------      ------------

Distributions:
  Net investment income ..................          (0.49)            (0.54)            (0.58)            (0.37)
  Net realized gains .....................             --                --                --             (0.01)
                                             ------------      ------------      ------------      ------------
  Total Distributions ....................          (0.49)            (0.54)            (0.58)            (0.38)
                                             ------------      ------------      ------------      ------------
Net Asset Value, End of Period ...........   $      10.05      $       9.69      $       9.62      $       9.46
                                             ============      ============      ============      ============
Total Return (excludes sales charge) .....           9.02%             6.47%             8.03%            (0.45%)(b)

Ratios/Supplemental Data:
  Net Assets at end of period (000) ......   $     32,391      $     26,931      $     20,410      $     17,670
  Ratio of expenses to average net
   assets.................................           0.85%             0.85%             0.85%             0.85%(c)
  Ratio of net investment income to
   average net assets ....................           4.94%             5.59%             6.15%             5.81%(c)
  Ratio of expenses to average net
   assets*................................           1.69%             1.65%             1.66%             1.66%(c)
  Portfolio turnover (d) .................          58.16%            36.00%            49.66%            37.78%

__________
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                              Class B Shares
                                           -------------------------------------------------------------------------------------
                                           Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                           December 31,      December 31,      December 31,      December 31,      December 31,
                                           2002              2001              2000              1999              1998
                                           -------------     -------------     -------------     -------------     -------------
Net Asset Value, Beginning of
 Period ................................   $        9.69     $        9.61     $        9.46     $       10.17     $       10.01
                                           -------------     -------------     -------------     -------------     -------------
Investment Activities:
  Net investment income ................            0.45              0.52              0.55              0.54              0.54
  Net realized and unrealized
   gains (losses) from investments .....            0.36              0.07              0.15             (0.73)             0.17
                                           -------------     -------------     -------------     -------------     -------------
Total from Investment Activities .......            0.81              0.59              0.70             (0.19)             0.71
                                           -------------     -------------     -------------     -------------     -------------

Distributions:
  Net investment income ................           (0.45)            (0.51)            (0.55)            (0.51)            (0.54)
  Net realized gains ...................              --                --                --             (0.01)            (0.01)
                                           -------------     -------------     -------------     -------------     -------------
Total Distributions ....................           (0.45)            (0.51)            (0.55)            (0.52)            (0.55)
                                           -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of Period .........   $       10.05     $        9.69     $        9.61     $        9.46     $       10.17
                                           =============     =============     =============     =============     =============

Total Return (excludes redemption
 charge) ...............................            8.64%             6.21%             7.68%            (1.90)%            7.29%

Ratios/Supplemental Data:
Net Assets at end
 of period (000) .......................   $      41,544     $      35,814     $      33,212     $      33,111     $      42,388
Ratio of expenses to average
 net assets ............................            1.20%             1.20%             1.20%             1.16%             1.10%
Ratio of net investment income to
 average net assets ....................            4.59%             5.26%             5.79%             5.35%             5.37%
Ratio of expenses to average
 net assets* ...........................            2.19%             2.15%             2.16%             2.17%             2.37%
Portfolio turnover (a) .................           58.16%            36.00%            49.66%            37.78%            33.89%

__________
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                                                      MMA Praxis Core Stock Fund

MMA Praxis Core Stock Fund
Annual report to shareholders
Portfolio managers' letter

2002 delivered another disappointing blow to investors as stocks declined for the third year in a row. The markets offered few places to hide as 73 percent of the stocks in Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index")/1/ lost value during the year. The last time so many stocks declined was in 1990 and 1973-74, both during times of significant economic softness. Telecommunications, technology, and utilities stocks suffered the worst losses during the year, and even the best performing sector, consumer staples, suffered a 4 percent loss.

Thirty-three months after the market peak, investors are still paying for the excesses wrought by the great bull market of the late '90s. Stock valuations relative to earnings contracted year-over-year at a record pace, reversing a portion of the speculative return investors enjoyed as stock prices rose relative to company earnings between 1995 and 1999. Despite this contraction, we believe that stocks on average are none too cheap.

The U.S. economy grew modestly during the year and corporate earnings staged a disorganized comeback, but neither was enough to induce investors to bid stock prices higher. U.S. consumers continued their spending ways during the first three quarters of the year, but reined in their purchases during the holiday shopping season. Also, unfolding corporate scandals, conflict in the Middle East, and the increasing potential for a war in Iraq, conspired to extend and deepen the bear market that has primarily been driven by the aftermath of the market bubble of the late 1990s.

The S&P 500 Index's decline of 22.10 percent could have been significantly worse had it not recovered from its early October low. In our opinion, it was then that many stocks, especially those in the technology sector, began to look attractive in terms of valuation. We were able to add to a few positions at these low levels before stocks quickly bounced back.

Portfolio review
For the second half of the year, the fund basically mirrored the performance of S&P 500 Index. However, for the calendar year, we were pleased that the fund outperformed its benchmark for the third year in a row. Despite this outperformance, we are disappointed to report the fund again delivered losses to our shareholders.

The fund benefited during the year due to stock specific choices, a slightly defensive posture, and holding modest levels of cash. By investing in companies that, on average, perform better in slow economic times, we avoided some of the widespread downdraft in the stock market. Holdings like Procter & Gamble (3.0% of the portfolio as of 12/31/02)/2/ performed well in this environment. We also maintained a relatively smaller position in technology companies. While this strategy was effective for the year as a whole, it caused the portfolios to lag early in the fourth quarter as stocks mustered a significant rally that eventually petered out in December.

Stocks that contributed most to performance in the portfolios during the year included health care and, surprisingly, a few select technology companies. In absolute terms, Dell (1.0%) managed only a slight loss for the year, but relative to the entire technology sector that fell 34 percent, its performance was impressive. Dell continued to execute well as the low-cost purveyor of PCs

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

even as Hewlett Packard was digesting its acquisition of Compaq, Dell's strongest competitor in selling PCs to businesses.

Johnson & Johnson (3.5%), Biomet (1.9%), Cardinal Health (3.0%), and Medtronic (3.2%) all contributed to performance for the year. The hallmark of all four is their delivery of consistent double-digit profit growth during both good and bad economic times. Another reason for their success is that none of them relies solely on the ability to develop and market new drugs. Some pure pharmaceutical companies have struggled to develop new blockbuster drugs to support their large research budgets at the same time their past successes are faced with competition from generic versions.

One of the most discouraging sectors for us this year was utilities. As we chronicled in previous notes, Williams Companies and El Paso Corporation consistently failed to recover from earlier investments in the energy-trading business. Early in the year we maintained our positions, and in the case of Williams, bought more stock on the expectation that its stable natural gas distribution businesses would carry it through the rough times. In the longer run we may be right, but in the shorter term, its heavy debt load and revelations of market manipulation pushed Williams to the brink of insolvency. We sold both of these stocks during the second half of the year.

The persistent bear market presented opportunities for us to add to current positions and buy new stocks during the last half of the year. After not owning it for a few years due to valuation, we took a position in First Data Corporation (1.0%), the market leader in payment processing. Consumers increasingly swipe debit and credit cards to make purchases, and First Data earns a sliver of every transaction on its system. The company also owns Western Union, which continues to grow as immigrants and travelers wire cash around the world.

Another new holding for the fund is Wendy's International (0.5%), parent company of Wendy's and Tim Hortons. Earnings have been robust over the past few years as North Americans increasingly embraced the higher-quality offerings of Wendy's and Tim's and other fast-casual franchises.

Looking ahead
A year ago, we hoped for a "good (not great) year for stock investors." Obviously, 2002 was neither. What about 2003? The pressures that affected the market in 2002 continue to weigh on equity markets as the new year begins, but we are cautiously hopeful. Stock valuations still appear somewhat high, though a healthy recovery in corporate profits could reverse that. But while consumers appear to be a little more reticent than they have been, corporate capital expenditures may have slowly begun to reverse course after an extended decline. As evidence, a December manufacturing report that measures new orders and inventories suggested that the manufacturing climate is improving. The question remains whether we will see a follow-through in these encouraging signs.

On the negative side, what a potential war with Iraq could lack in duration, we believe it could make up in worldwide impact. Even if successful in military terms, we believe such a conflict will extract a cost from the U.S. economy and by extension, the world economy. We remember well the admonition in our introductory economics course that we are constantly faced with choices about how to allocate scarce resources. If productive capacity is used to produce more of one good, the country has a diminished ability to produce another good. If we go to war with Iraq, the country could be faced with the option of producing "guns" or "butter." Perhaps the choice is not so stark, but the potential impact on the country's well-being is real.

Against this view of the world, we expect to maintain a somewhat cautious stance early in the year with the expectation that we will need to adjust portfolios to reflect increasing optimism in the economy and stock market. Specifically, we are likely to remain a bit defensive early on, but will constantly be looking for opportunities to buy solid companies at reasonable prices. We also expect to keep our biases relative to our benchmark at a minimum as we see limited opportunity to exploit valuation differences between large and small, value and growth companies.

Chad M. Horning, CFA
MMA Praxis Core Stock Fund co-manager

John M. Nussbaum, CFA
MMA Praxis Core Stock Fund co-manager

__________
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/1/ The S&P 500 Composite Stock Price Index (the "S&P 500(R) Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. An investor cannot invest directly in any index although they can invest in its underlying securities. An index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.

/2/ Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Performance review

MMA Praxis Core Stock Fund
Performance review

Average annual total returns as of 12/31/02

               1 Year    3 Year    5 Year    Since
                                           Inception
Class A       -18.15%    -9.12%   -2.16%     6.71%
Class B       -18.57%    -9.67%   -2.61%     6.44%

            INCEPTION                                                SINCE
               DATE        1 YEAR        3 YEAR        5 YEAR      INCEPTION
            ----------   ----------    ----------    ----------    ----------
Class A        5/12/99       -18.15%        -9.12%        -2.16%         6.71%
Class A*       5/12/99       -22.43%       -10.73%        -3.21%         6.08%

Class B         1/4/94       -18.57%        -9.67%        -2.61%         6.44%
Class B**       1/4/94       -21.83%       -10.26%        -2.77%         6.44%

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Growth of $10,000 investment 1/4/94 TO 12/31/02

           Class A*    Class B**  Standard & Poor's     Domini 400
                                   500 Stock Index/1/  Social Index/2/

 1/94         9744        9880          10000             10000
              9177        9296           9661              9612
12/94         9504        9637          10132             10018
             11345       11569          12180             12141
12/95        12671       12968          13939             13845
             13294       13726          15347             15238
12/96        14683       15191          17140             17126
             17057       17795          20673             20865
12/97        18962       19805          22858             23678
             20011       21012          26907             28160
12/98        20092       21097          29391             31859
             23351       24607          33030             35791
12/99        22643       23775          35576             39667
             23201       24284          35425             38731
12/00        22546       23528          32336             33963
             21495       22353          30171             31490
12/01        20769       21521          28497             29864
             18899       19547          24737             26315
12/02        16998       17524          22190             20734

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 1/4/94 to 12/31/02, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*    Reflects maximum front-end sales charge of 5.25%.
**   Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

/1/ The S&P 500 Composite Stock Price Index (the "S&P 500(R) Index")is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

/2/ The Domini 400 Social Index is an unmanaged index of 400 common stocks that pass multiple, broad-based social screens and is intended to be generally representative of the socially responsible investment market.

The above indicies are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Core Stock Fund
Schedule of portfolio investments
December 31, 2002

                                                   SHARES          VALUE
                                                ------------   ------------
COMMON STOCKS 92.6%

AUTOMOTIVE PARTS 0.7%
   Wabash National Corp. (b) ................        122,450   $  1,026,131
                                                               ------------

BANKS 9.0%
   Bank of America Corp. ....................         45,000      3,130,650
   Bank One Corp. ...........................         63,000      2,302,650
   Fifth Third Bancorp. .....................         45,000      2,634,750
   Wells Fargo Co. ..........................         88,000      4,124,561
                                                               ------------
                                                                 12,192,611
                                                               ------------

BEVERAGES 3.5%
   PepsiCo, Inc. ............................        113,000      4,770,860
                                                               ------------

CHEMICALS - GENERAL 1.6%
   Air Products & Chemicals, Inc. ...........         51,000      2,180,250
                                                               ------------

COMPUTERS & PERIPHERALS 3.5%
   Cisco Systems, Inc. (b) ..................        106,000      1,388,600
   Dell Computer Corp. (b) ..................         51,000      1,363,740
   Intel Corp. ..............................        110,000      1,712,700
   Sun Microsystems, Inc. (b) ...............        115,000        357,650
                                                               ------------
                                                                  4,822,690
                                                               ------------

CONSUMER GOODS & SERVICES 3.0%
   Procter & Gamble Co. .....................         47,000      4,039,180
                                                               ------------

COSMETICS & TOILETRIES 2.8%
   Gillette Co. .............................         55,000      1,669,800
   Kimberly Clark Corp. .....................         45,000      2,136,150
                                                               ------------
                                                                  3,805,950
                                                               ------------

ELECTRONIC & ELECTRICAL - GENERAL 5.0%
   Altera Corp. (b) .........................         36,000        444,240
   Emerson Electric Co ......................         65,000      3,305,250
   Jabil Circuit, Inc. (b) ..................         62,000      1,111,040
   Texas Instruments, Inc. ..................         46,000        690,460
   Thomas & Betts Corp. (b) .................         80,000      1,352,000
                                                               ------------
                                                                  6,902,990
                                                               ------------

FINANCIAL SERVICES 5.2%
   Citigroup, Inc. ..........................         85,000      2,991,150
   Fannie Mae ...............................         64,000      4,117,120
                                                               ------------
                                                                  7,108,270
                                                               ------------

FOOD DISTRIBUTORS & WHOLESALERS 2.6%
   Albertsons, Inc. .........................         52,000      1,157,520
   Safeway, Inc. (b) ........................        102,600      2,396,736
                                                               ------------
                                                                  3,554,256
                                                               ------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                        SHARES        VALUE
                                                     -----------   -----------
COMMON STOCKS,CONTINUED

FOOD PRODUCTS 1.4%
   Sara Lee Corp. .................................       86,000     1,935,860
                                                                   -----------

HOME DECORATION PRODUCTS 1.3%
   Newell Rubbermaid, Inc. ........................       60,000     1,819,800
                                                                   -----------

INDUSTRIAL GOODS & SERVICES 2.1%
   Masco Corp. ....................................      138,000     2,904,900
                                                                   -----------

INSURANCE 6.7%
   Allstate Corp. .................................       80,000     2,959,200
   American International Group, Inc...............       45,000     2,603,250
   Chubb Corp. ....................................       46,000     2,401,200
   Protective Life Corp. ..........................       45,000     1,238,400
                                                                   -----------
                                                                     9,202,050
                                                                   -----------

MEDICAL SUPPLIES 8.6%
   Biomet, Inc. ...................................       90,000     2,579,400
   Johnson & Johnson, Inc. ........................       88,000     4,726,480
   Medtronic, Inc. ................................       94,000     4,286,400
                                                                   -----------
                                                                    11,592,280
                                                                   -----------

MULTIMEDIA 0.7%
   AOL Time Warner, Inc. (b) ......................       69,000       903,900
                                                                   -----------

NEWSPAPERS 1.1%
   Gannett Co., Inc. ..............................       21,900     1,572,420
                                                                   -----------

OFFICE EQUIPMENT & SERVICES 2.2%
   Pitney Bowes, Inc. .............................       92,000     3,004,720
                                                                   -----------

OIL & GAS EXPLORATION, PRODUCTION & SERVICES 3.5%
   Anadarko Petroleum Corp. .......................       35,000     1,676,500
   ENSCO International, Inc. ......................       50,000     1,472,500
   Transocean Sedco Forex, Inc. ...................       73,000     1,693,600
                                                                   -----------
                                                                     4,842,600
                                                                   -----------

OIL - INTEGRATED 2.1%
   BP Amoco PLC ADR ...............................       71,000     2,886,150
                                                                   -----------

OILFIELD SERVICES & EQUIPMENT 0.6%
   Schlumberger Ltd. ..............................       21,000       883,890
                                                                   -----------

PACKAGING/CONTAINERS 1.6%
   Sonoco Products Co. ............................       98,000     2,247,140
                                                                   -----------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                    SHARES          VALUE
                                                -------------   -------------
COMMON STOCKS,CONTINUED

PHARMACEUTICALS 8.0%
   Cardinal Health, Inc. .....................         70,000   $   4,143,300
   Merck & Co., Inc. .........................         48,000       2,717,280
   Pfizer, Inc. ..............................        135,000       4,126,950
                                                                -------------
                                                                   10,987,530
                                                                -------------

RAILROADS 1.1%
   Norfolk Southern Corp. ....................         76,000       1,519,240
                                                                -------------

RESTAURANTS 1.3%
   Darden Restaurants, Inc. ..................         52,500       1,073,625
   Wendy's International, Inc. ...............         26,000         703,820
                                                                -------------
                                                                    1,777,445
                                                                -------------

RETAIL 5.0%
   Dollar General Corp. ......................        116,562       1,392,916
   Lowe's Cos., Inc. .........................         62,000       2,325,000
   Target Corp. ..............................        102,000       3,060,000
                                                                -------------
                                                                    6,777,916
                                                                -------------

SOFTWARE & COMPUTER SERVICES 5.2%
   First Data Corp. ..........................         40,000       1,416,400
   Microsoft Corp. (b) .......................         75,000       3,877,500
   Oracle Corp. (b) ..........................        167,000       1,803,600
                                                                -------------
                                                                    7,097,500
                                                                -------------

TECHNOLOGY 0.3%
   Applied Materials, Inc. (b) ...............         32,000         416,960
                                                                -------------

TELECOMMUNICATIONS 2.9%
   AT&T Wireless Services, Inc. (b) ..........         78,342         442,632
   SBC Communications, Inc. ..................         65,000       1,762,150
   Verizon Communications, Inc. ..............         46,000       1,782,500
                                                                -------------
                                                                    3,987,282
                                                                -------------

TOTAL COMMON STOCKS ..........................                    126,762,771
                                                                -------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                                           PRINCIPAL
                                                                             AMOUNT          VALUE
                                                                         -------------   -------------
CORPORATE NOTES 1.4%

COMMUNITY DEVELOPMENT 1.4%
   MMA Community Development Investment, Inc., 1.53%, 1/1/03+ (c) ....   $     395,000   $     395,000
   MMA Community Development Investment, Inc., 2.29%, 1/1/03+ (c) ....       1,570,000       1,570,000

TOTAL CORPORATE NOTES ................................................                       1,965,000
                                                                                         -------------

U.S. GOVERNMENT AGENCIES* - DISCOUNT NOTES 5.7%

FEDERAL HOME LOAN BANK 5.3%
   1.23%, 1/3/03 .....................................................       7,200,000       7,199,762

FEDERAL HOME LOAN MORTGAGE CORPORATION 0.4%
   1.23%, 1/7/03 .....................................................         600,000         599,901
                                                                                         -------------

TOTAL U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES ......................                       7,799,663
                                                                                         -------------

TOTAL INVESTMENTS (COST $156,647,372) (a) - 99.7% ....................                     136,527,434
   Other assets in excess of liabilities - 0.3% ......................                         384,441
                                                                                         -------------
   NET ASSETS - 100.0% ...............................................                   $ 136,911,875
                                                                                         =============

__________
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized depreciation of securities as follows:
     Unrealized appreciation ........    $   12,970,473
     Unrealized depreciation ........       (33,090,411)
                                         --------------
     Net unrealized appreciation ....    $  (20,119,938)
                                         ==============

(b)  Represents non-income producing securities.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

*    Effective yield at purchase.
+ Variable rate security. Rates presented are the rates in effect at December 31, 2002. Date presented reflects next rate change date.

ADR - American Depositary Receipt
PLC - Public Liability Co.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Core Stock Fund
Statement of assets and liabilities
December 31, 2002

ASSETS:
Investments, at value (cost $154,682,372) .............................   $  134,562,434
Investment in affiliates, at value (cost $1,965,000) ..................        1,965,000
                                                                          --------------
      Total Investments ...............................................      136,527,434
                                                                          --------------
Cash ..................................................................          447,330
Interest and dividends receivable .....................................          182,354
Receivable for capital shares issued ..................................            5,683
Prepaid expenses ......................................................           21,678
                                                                          --------------
      Total Assets ....................................................      137,184,479
                                                                          --------------

LIABILITIES:
Accrued expenses and other payables:
   Investment advisory fees ...........................................           28,976
   Distribution fees ..................................................           77,990
   Shareholder servicing fees .........................................           10,756
   Other ..............................................................          154,882
                                                                          --------------
      Total Liabilities ...............................................          272,604
                                                                          --------------

NET ASSETS:
Capital ...............................................................      176,142,834
Accumulated net realized losses from investment transactions ..........      (19,111,021)
Net unrealized depreciation from investments ..........................      (20,119,938)
                                                                          --------------
      Net Assets ......................................................   $  136,911,875
                                                                          ==============

Net Assets
   Class A ............................................................   $   25,313,686
   Class B ............................................................      111,598,189
                                                                          --------------
      Total ...........................................................   $  136,911,875
                                                                          ==============

Shares outstanding
 (unlimited number of shares authorized with $.01 par value)
   Class A ............................................................        2,301,126
   Class B ............................................................       10,391,497
                                                                          --------------
      Total ...........................................................       12,692,623
                                                                          ==============

Net asset value
   Class A - Redemption Price Per Share ...............................   $        11.00
                                                                          ==============
   Class A - Maximum Sales Charge .....................................             5.25%
                                                                          ==============
   Class A - Maximum Offering Price Per Share (100%/(100%-Maximum Sales
    Charge) of net asset value adjusted to the nearest cent) ..........   $        11.61
                                                                          ==============
   Class B - offering price per share* ................................   $        10.74
                                                                          ==============

__________
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

                                                         STATEMENT OF OPERATIONS

MMA Praxis Core Stock Fund
Statement of operations
Year ended December 31, 2002

INVESTMENT INCOME:
Interest ..............................................................   $       116,945
Dividend ..............................................................         2,155,586
Interest from affiliates ..............................................            60,323
                                                                          ---------------
    Total Investment Income ...........................................         2,332,854
                                                                          ---------------

EXPENSES:
Investment advisory fees ..............................................         1,113,972
Administration fees ...................................................           225,805
Distribution fees-Class A .............................................            61,170
Distribution fees-Class B .............................................           945,512
Shareholder servicing fees-Class A ....................................            61,170
Shareholder servicing fees-Class B ....................................           315,171
Custodian fees ........................................................            12,812
Accounting fees .......................................................            54,417
Trustees' fees and expenses ...........................................            25,882
Transfer agent fees ...................................................           528,354
Other expenses ........................................................           209,690
                                                                          ---------------
    Total expenses before reductions/ reimbursements ..................         3,553,955
  Expenses reimbursed by Investment Advisor ...........................          (812,123)
    Expenses reduced by Administrator .................................            (3,976)
  Expenses reduced by Distributor .....................................          (238,040)
                                                                          ---------------
    Net Expenses ......................................................         2,499,816
                                                                          ---------------

Net Investment Loss ...................................................          (166,962)
                                                                          ---------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
Net realized losses from investment transactions ......................       (14,843,919)
Change in unrealized appreciation/ depreciation from investments ......       (15,766,559)
                                                                          ---------------
Net realized/ unrealized losses on investments ........................       (30,610,478)
                                                                          ---------------
Change in net assets resulting from operations ........................   $   (30,777,440)
                                                                          ===============

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Core Stock Fund
STatements of Changes in Net Assets

                                                                    Year Ended         Year Ended
                                                                    December 31,       December 31,
                                                                    2002               2001
                                                                    ---------------    ---------------
From Investment Activities:
Net investment loss .............................................   $      (166,962)   $      (395,045)
Net realized losses from investments ............................       (14,843,919)        (3,091,558)
Change in unrealized appreciation/depreciation from investments .       (15,766,559)       (11,687,489)
                                                                    ---------------    ---------------
Change in net assets resulting from operations ..................       (30,777,440)       (15,174,092)
                                                                    ---------------    ---------------

Change in net assets from capital transactions ..................         3,121,899          3,108,557
                                                                    ---------------    ---------------

Change in net assets ............................................       (27,655,541)       (12,065,535)

Net Assets:
  Beginning of period ...........................................       164,567,416        176,632,951
                                                                    ---------------    ---------------
  End of period .................................................   $   136,911,875    $   164,567,416
                                                                    ===============    ===============

See notes to financial statements.

                                                            FInancial Highlights

MMA Praxis Core Stock Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                           Class A Shares
                                                -------------------------------------------------------------------
                                                Year Ended        Year Ended        Year Ended        Period Ended
                                                December 31,      December 31,      December 31,      December 31,
                                                2002              2001              2000              1999(a)
                                                -------------     -------------     -------------     -------------
Net Asset Value, Beginning of Period ........   $       13.44     $       14.59     $       15.02     $       17.39
                                                -------------     -------------     -------------     -------------
Investment Activities:
  Net investment income .....................            0.04              0.03              0.03              0.01
  Net realized and unrealized losses
   from investments .........................           (2.48)            (1.18)            (0.08)            (0.24)
                                                -------------     -------------     -------------     -------------
  Total from Investment Activities ..........           (2.44)            (1.15)            (0.05)            (0.23)
                                                -------------     -------------     -------------     -------------

Distributions:
  Net realized gains ........................              --                --             (0.38)            (2.14)
                                                -------------     -------------     -------------     -------------
  Total Distributions .......................              --                --             (0.38)            (2.14)
                                                -------------     -------------     -------------     -------------
Net Asset Value, End of Period ..............   $       11.00     $       13.44     $       14.59     $       15.02
                                                =============     =============     =============     =============
Total Return (excludes sales charge) ........          (18.15%)           (7.88%)           (0.43%)           (0.91%)(b)

Ratios/Supplemental Data:
  Net Assets at end of period (000) .........   $      25,314     $      24,780     $      17,783     $      10,318
  Ratio of expenses to average net assets ...            1.20%             1.20%             1.20%             1.20%(c)
  Ratio of net investment income to
   average net assets .......................            0.35%             0.25%             0.21%             0.20%(c)
  Ratio of expenses to average net assets* ..            1.94%             1.86%             1.82%             1.82%(c)
  Portfolio turnover (d) ....................           10.20%            17.58%            22.77%            77.18%

__________
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                            Class B Shares
                                           --------------------------------------------------------------------------------
                                           Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                           December 31,     December 31,     December 31,     December 31,     December 31,
                                           2002             2001             2000             1999             1998
                                           ------------     ------------     ------------     ------------     ------------
Net Asset Value, Beginning of
 Period ................................   $      13.19     $      14.42     $      14.94     $      15.29     $      15.72
                                           ------------     ------------     ------------     ------------     ------------

Investment Activities:
  Net investment loss ..................          (0.02)           (0.04)           (0.05)           (0.06)              --
  Net realized and unrealized
   gains (losses) from investments .....          (2.43)           (1.19)           (0.09)            1.85             0.84
                                           ------------     ------------     ------------     ------------     ------------
Total from Investment Activities .......          (2.45)           (1.23)           (0.14)            1.79             0.84
                                           ------------     ------------     ------------     ------------     ------------

Distributions:
  Net realized gains ...................             --               --            (0.38)           (2.14)           (1.27)
                                           ------------     ------------     ------------     ------------     ------------
Total Distributions ....................             --               --            (0.38)           (2.14)           (1.27)
                                           ------------     ------------     ------------     ------------     ------------

Net Asset Value, End of Period .........   $      10.74     $      13.19     $      14.42     $      14.94     $      15.29
                                           ============     ============     ============     ============     ============

Total Return (excludes
 redemption charge) ....................         (18.57%)          (8.53%)          (1.04%)          12.16%            5.96%

Ratios/Supplemental Data:
  Net Assets at End of
   Period (000) ........................   $    111,598     $    139,788     $    158,850     $    158,286     $    136,976
Ratio of expenses to
 average net assets ....................           1.75%            1.75%            1.75%            1.75%            1.69%
Ratio of net investment loss
 to average net assets .................          (0.20%)          (0.31%)          (0.33%)          (0.41%)          (0.02%)
Ratio of expenses to average
 net assets* ...........................           2.44%            2.36%            2.31%            2.35%            2.53%
Portfolio turnover (a) .................          10.20%           17.58%           22.77%           77.18%           91.32%

__________
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                                                     MMA Praxis Value Index Fund

MMA Praxis Value Index Fund
Annual report to shareholders
Portfolio managers' letter

Value stocks (Standard & Poor's 500/Barra Value Index/1/ -12.58 percent) underperformed growth stocks (Standard & Poor's Barra Growth/2/ -8.02 percent) during the second half of the year, though both investment styles lost money for investors. Masked in these numbers is the volatile trip U.S. equity markets took during the period. Stocks sold off in mid-summer and then recovered vigorously from late July to late August, only to sell off again into early October. After hard selling during the first week of October, investors suddenly saw the glass half-full rather than half-empty and stock valuations began to offer return potential for a reasonable level of risk. During the same week, the West Coast port strike was ended by presidential fiat and Congress granted permission for President Bush to declare war on Iraq if he deemed it necessary. As a result, investors gained a little confidence after months of pessimism, sending stocks 20 percent higher by the end of November.

MMA Praxis Value Index Fund slightly outperformed its benchmark during the second half of the year with a total return of -11.77 percent (Class A shares at NAV*). The outperformance was primarily due to our stewardship investing screens. Over short periods of time, the screens may cause the fund's performance to vary relative to the benchmark, but over time we expect the effect to be neutral. By contrast to the second half of the year, the fund's performance lagged the benchmark for the calendar year due to those same stewardship investing screens.

Despite the difficult market since the inception of the fund in May 2001, we are pleased that it is effectively doing what it is intended to do--provide returns that reflect the total return performance of large-cap value stocks in the U.S. market while incorporating socially responsible investing criteria.

As a passively managed index fund, we do not explicitly manage MMA Praxis Value Index Fund on a daily basis. Index constituents are determined twice each year and stocks are purchased in relative proportion to their market values. We continue to believe the fund remains appropriate for diversified investors seeking exposure to the U.S. large-cap value portion of the market and who want their investments to reflect their values.

Chad M. Horning, CFA
MMA Praxis Value Index Fund Co-Manager

John M. Nussbaum, CFA
MMA Praxis Value Index Fund Co-Manager

__________
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

/1/ The Standard & Poor's 500/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index into two categories, including growth and value, according to price-to-book ratios. An investor cannot invest directly in any index although they can invest in its underlying securities. An index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.

/2/ The Standard & Poor's Barra Growth Index is unmanaged and is generally representative of the performance of the growth stock universe.

Performance review

MMA Praxis Value Index Fund
Performance review

Average annual total returns as of 12/31/02

               1 Year       Since
                          Inception
Class A       -22.81%      -20.54%
Class B       -23.24%      -20.96%


                        INCEPTION        1          SINCE
                          DATE         YEAR       INCEPTION
                       ----------   ----------   ----------
Class A                    5/1/01       -22.81%      -20.54%
Class A*                   5/1/01       -26.89%      -23.05%

Class B                    5/1/01       -23.24%      -20.96%
Class B**                  5/1/01       -26.30%      -22.86%

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Growth of $10,000 investment 5/1/01 TO 12/31/02

          Class A*     Class B**   Standard & Poor's 500
                                     Barra Value Index/1/

5/01       9431         9552               10000
6/01       9260         9376                9777
7/01       9127         9232                9608
8/01       8530         8617                9053
9/01       7932         8012                8193
10/01      7790         7877                8193
11/01      8255         8338                8713
12/01      8368         8448                8845
1/02       8187         8265                8603
2/02       7977         8043                8526
3/02       8339         8409                8962
4/02       7892         7947                8513
5/02       7920         7976                8547
6/02       7320         7370                8008
7/02       6584         6629                7143
8/02       6642         6677                7192
9/02       5848         5877                6370
10/02      6451         6484                6900
11/02      6890         6918                7384
12/02      6459         6486                7001

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/01/01 to 12/31/02, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*    Reflects maximum front-end sales charge of 5.25%.

**   Reflects applicable contingent deferred sales charge of 4.00%.

/1/ The Standard & Poor's 500/Barra Value Index is constructed by dividing the stocks in the Standard & Poor's 500 Stock Index into two categories, including growth and value, according to price-to-book ratios. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deductions of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Value Index Fund
Schedule of portfolio investments
December 31, 2002

                                             SHARES        VALUE
                                           ----------   ----------
COMMON STOCKS 100.0%

ADVERTISING AGENCIES 0.3%
   Interpublic Group of Co., Inc. ......        3,274   $   46,098
                                                        ----------
AIRLINES 0.5%
   Southwest Airlines Co. ..............        6,576       91,406
                                                        ----------
APPAREL MANUFACTURERS 0.3%
   Jones Apparel Group, Inc. (b) .......          788       27,926
   Liz Claiborne, Inc. .................          907       26,893
                                                        ----------
                                                            54,819
                                                        ----------
AUTOMOTIVE 1.2%
   Delphi Automotive Systems Corp. .....        4,741       38,165
   Ford Motor Co. ......................       15,579      144,885
   PACCAR, Inc. ........................          984       45,392
                                                        ----------
                                                           228,442
                                                        ----------
BANKS 20.2%
   AmSouth Bancorp. ....................        3,017       57,926
   Bank of America Corp. ...............       12,706      883,957
   Bank One Corp. ......................        9,887      361,370
   BB&T Corp. ..........................        4,065      150,364
   Charter One Financial, Inc. .........        1,168       33,557
   Comerica, Inc. ......................        1,483       64,125
   First Tennessee National Corp. ......          808       29,040
   FleetBoston Financial Corp. .........        8,910      216,513
   Golden West Financial Corp. .........        1,303       93,568
   Huntington Bancshares, Inc. .........        2,000       37,420
   KeyCorp. ............................        3,607       90,680
   Marshall & Ilsley Corp. .............        1,854       50,763
   National City Corp. .................        5,195      141,927
   North Fork Bancorp., Inc. ...........        1,371       46,258
   Regions Financial Corp. .............        1,877       62,617
   SouthTrust Corp. ....................        2,944       73,158
   SunTrust Banks, Inc. ................        2,408      137,063
   U.S. Bancorp. .......................       16,262      345,080
   Union Planters Corp. ................        1,682       47,331
   Wachovia Corp. ......................       11,548      420,809
   Wells Fargo Co. .....................        7,469      350,072
   Zions Bancorp. ......................          749       29,472
                                                        ----------
                                                         3,723,070
                                                        ----------
BEVERAGES 0.5%
   Coca-Cola Enterprises, Inc. .........        3,815       82,862
                                                        ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                  SHARES        VALUE
                                                ----------   ----------
COMMON STOCKS, CONTINUED

BROADCAST SERVICES & PROGRAMMING 0.6%
   Clear Channel Communications, Inc. (b) ...        2,861   $  106,687
                                                             ----------
BROKERAGE SERVICES 7.7%
   A.G. Edwards, Inc. .......................          345       11,371
   Bear Stearns Co., Inc. ...................          816       48,470
   Goldman Sachs Group, Inc. ................        2,675      182,168
   J.P. Morgan Chase & Co. ..................       16,949      406,776
   Lehman Brothers Holdings, Inc. ...........        2,016      107,433
   Merrill Lynch & Co. ......................        7,339      278,515
   Morgan Stanley Dean Witter & Co. .........        9,216      367,903
                                                             ----------
                                                              1,402,636
                                                             ----------
CABLE TV 2.0%
   Comcast Corp., Class A (b) ...............        7,947   $  187,311
   Comcast Corp., Special Class A (b) .......        7,900      178,461
                                                             ----------
                                                                365,772
                                                             ----------
CHEMICALS - GENERAL 1.0%
   Air Products & Chemicals, Inc. ...........        1,929       82,464
   Engelhard Corp. ..........................        1,085       24,250
   PPG Industries, Inc. .....................        1,438       72,116
                                                             ----------
                                                                178,830
                                                             ----------
COMMERCIAL SERVICES 0.1%
   Convergys Corp. (b) ......................          986       14,938
                                                             ----------
COMPUTERS & PERIPHERALS 3.3%
   Apple Computer, Inc. (b) .................        3,047       43,664
   EMC Corp. (b) ............................        5,602       34,396
   Hewlett-Packard Co. ......................       25,905      449,710
   NCR Corp. (b) ............................          411        9,757
   Sun Microsystems, Inc. (b) ...............       23,797       74,009
                                                             ----------
                                                                611,536
                                                             ----------
CONSUMER PRODUCTS 0.2%
   Stanley Works ............................           45        1,556
   V.F. Corp. ...............................          922       33,238
                                                             ----------
                                                                 34,794
                                                             ----------
CONTAINERS - PAPER & PLASTIC 0.1%
   Bemis Co., Inc. ..........................          449       22,284
                                                             ----------
COSMETICS & TOILETRIES 0.1%

ALBERTO-CULVER CO., CLASS B .................          493       24,847
                                                             ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                  SHARES        VALUE
                                                ----------   ----------
COMMON STOCKS, CONTINUED

DISTRIBUTION 0.4%
   Genuine Parts Co. ........................        1,483   $   45,677
   W.W. Grainger, Inc. ......................          595       30,672
                                                             ----------
                                                                 76,349
                                                             ----------
ELECTRIC SERVICES 1.1%
   Cinergy Corp. ............................        1,429       48,186
   Consolidated Edison, Inc. ................        1,814       77,675
   NiSource, Inc. ...........................        2,070       41,400
   Pepco Holdings, Inc. .....................        1,389       26,933
                                                             ----------
                                                                194,194
                                                             ----------
ELECTRONIC & ELECTRICAL - GENERAL 1.8%
   Advanced Micro Devices, Inc. (b) .........        1,402        9,057
   Agere Systems Inc., Class A (b) ..........          182          262
   Agere Systems, Inc., Class B (b) .........        4,474        6,264
   American Power Conversion Corp. (b) ......          782       11,847
   Broadcom Corp. (b) .......................          304        4,578
   Jabil Circuit, Inc. (b) ..................           84        1,505
   LSI Logic Corp. (b) ......................        1,493        8,615
   Micron Technology, Inc. (b) ..............        2,414       23,513
   Molex, Inc. ..............................          212        4,884
   Molex, Inc., Class A .....................          196        3,898
   National Semiconductor Corp. (b) .........          707       10,612
   Novellus Systems, Inc. (b) ...............          126        3,538
   Solectron Corp. (b) ......................        3,504       12,439
   Texas Instruments, Inc. ..................       14,695      220,573
                                                             ----------
                                                                321,585
                                                             ----------
FINANCIAL SERVICES 7.1%
   Ambac Financial Group, Inc. ..............          586       32,957
   Capital One Financial Corp. ..............          509       15,127
   Citigroup, Inc. ..........................       17,442      613,784
   Countrywide Credit Industries, Inc. ......        1,073       55,420
   Franklin Resources, Inc. .................          993       33,841
   Freddie Mac ..............................        1,890      111,605
   MBIA, Inc. ...............................          777       34,079
   MGIC Investment Corp. ....................          853       35,229
   PNC Financial Services Group .............        2,411      101,021
   Stilwell Financial, Inc. .................        1,268       16,573
   T. Rowe Price Group, Inc. ................        1,039       28,344
   Washington Mutual, Inc. ..................        6,181      213,430
                                                             ----------
                                                              1,291,410
                                                             ----------
FOOD DISTRIBUTORS & WHOLESALERS 0.9%
   Albertsons, Inc. .........................        3,219       71,655

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                  SHARES        VALUE
                                                ----------   ----------
COMMON STOCKS, CONTINUED

FOOD DISTRIBUTORS & WHOLESALERS, continued
   Safeway, Inc. (b) ........................        3,745   $   87,483
   SUPERVALU, Inc. ..........................          585        9,658
                                                             ----------
                                                                168,796
                                                             ----------
FOOD PRODUCTS 1.0%
   Kraft Foods, Inc. ........................        4,499      175,146
                                                             ----------
FORESTRY 0.2%
   Plum Creek Timber Co., Inc. ..............        1,569       37,028
                                                             ----------
FURNITURE & HOME FURNISHINGS 0.1%
   Leggett & Platt, Inc. ....................          545       12,230
                                                             ----------
HEALTH CARE SERVICES 0.8%
   Aetna, Inc. ..............................        1,278       52,551
   Anthem, Inc. (b) .........................          528       33,211
   McKesson HBOC, Inc. ......................          717       19,381
   Tenet Healthcare Corp. (b) ...............        1,739       28,520
   Wellpoint Health Networks, Inc. (b) ......          265       18,857
                                                             ----------
                                                                152,520
                                                             ----------
HOME DECORATION PRODUCTS 0.2%
   Sherwin-Williams Co. .....................        1,272       35,934
                                                             ----------
HOTELS & MOTELS 0.3%
   Marriott International, Inc., Class A ....          747       24,554
   Starwood Hotels & Resorts Worldwide, Inc..        1,012       24,025
                                                             ----------
                                                                 48,579
                                                             ----------
INDUSTRIAL GOODS & SERVICES 0.2%
   Masco Corp. ..............................        1,754       36,922
                                                             ----------
INSURANCE 7.0%
   AFLAC, Inc. ..............................          920       27,710
   Allstate Corp. ...........................        5,968      220,755
   American International Group, Inc. .......        1,329       76,883
   Aon Corp. ................................        2,630       49,681
   Chubb Corp. ..............................        1,452       75,794
   CIGNA Corp. ..............................        1,124       46,219
   Cincinnati Financial Corp. ...............        1,371       51,481
   Hartford Financial Services Group, Inc. ..        1,582       71,870
   Jefferson-Pilot Corp. ....................        1,218       46,418
   John Hancock Financial Services, Inc. ....        2,055       57,335
   Lincoln National Corp. ...................        1,503       47,465
   MetLife, Inc. ............................        5,945      160,753

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                       SHARES        VALUE
                                                     ----------   ----------
COMMON STOCKS, CONTINUED

INSURANCE, continued
   Principal Financial Group, Inc. ...............        2,860   $   86,172
   Progressive Corp. .............................        1,849       91,766
   SAFECO Corp. ..................................        1,173       40,668
   St. Paul Companies, Inc. ......................        1,923       65,478
   Torchmark Corp. ...............................        1,005       36,713
   UnumProvident Corp. ...........................        2,050       35,957
                                                                  ----------
                                                                   1,289,118
                                                                  ----------
INSURANCE PROPERTY-CASUALTY 1.4%
   ACE Ltd. ......................................        1,496       43,893
   Travelers Property Casualty Corp., Class A (b).        4,276       62,643
   Travelers Property Casualty Corp., Class B (b).        4,245       62,189
   XL Capital Ltd. ...............................        1,153       89,070
                                                                  ----------
                                                                     257,795
                                                                  ----------
MACHINERY 0.8%
   Deere & Co. ...................................        2,026       92,892
   Ingersoll-Rand Co., Ltd. ......................        1,436       61,834
                                                                  ----------
                                                                     154,726
                                                                  ----------
MANUFACTURING 0.4%
   Cooper Industries Ltd., Class A ...............          382       13,924
   Cooper Industries, Inc. .......................          400       14,580
   Dover Corp. ...................................        1,003       29,247
   SPX Corp. (b) .................................          354       13,257
                                                                  ----------
                                                                      71,008
                                                                  ----------
MEDICAL - HOSPITALS 0.0%
   Health Management Associates, Inc., Class A ...           40          716
                                                                  ----------
MEDICAL SUPPLIES 0.5%
   Becton, Dickinson & Co. .......................        2,179       66,874
   Genzyme Corp. (b) .............................          219        6,476
   Hillenbrand Industry, Inc. ....................          524       25,314
                                                                  ----------
                                                                      98,664
                                                                  ----------
METALS 0.6%
   Alcan, Inc. ...................................        2,728       80,531
   Nucor Corp. ...................................          664       27,423
                                                                  ----------
                                                                     107,954
                                                                  ----------
MINING 0.2%
   Placer Dome, Inc. .............................        2,533       29,130
                                                                  ----------
MULTIMEDIA 2.4%
   AOL Time Warner, Inc. (b) .....................       33,015      432,497
                                                                  ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                           SHARES        VALUE
                                                         ----------   ----------
COMMON STOCKS, CONTINUED

NEWSPAPERS 1.8%
   Gannett Co., Inc. .................................        2,269   $  162,914
   Knight-Ridder, Inc. ...............................          699       44,212
   Tribune Co. .......................................        2,587      117,605
                                                                      ----------
                                                                         324,731
                                                                      ----------
OFFICE EQUIPMENT & SERVICES 0.3%
   Xerox Corp. (b) ...................................        6,242       50,248
                                                                      ----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES 2.9%
   Anadarko Petroleum Corp. ..........................        2,111      101,116
   Apache Corp. ......................................        1,222       69,642
   Burlington Resources, Inc. ........................        1,709       72,888
   Devon Energy Corp. ................................        1,330       61,047
   Diamond Offshore Drilling .........................          559       12,214
   ENSCO International, Inc. .........................        1,264       37,225
   EOG Resources, Inc. ...............................          981       39,162
   GlobalSantaFe Corp. ...............................        1,287       31,300
   Nabors Industries Ltd. (b) ........................          830       29,274
   Nabors Industries, Inc. (b) .......................          399       14,073
   Noble Corp. (b) ...................................          318       11,178
   Transocean Sedco Forex, Inc. ......................        2,040       47,328
                                                                      ----------
                                                                         526,447
                                                                      ----------
OIL & GAS TRANSMISSION 0.7%
   El Paso Corp. .....................................        5,085       35,392
   KeySpan Corp. .....................................        1,206       42,499
   Sempra Energy .....................................        1,739       41,127
                                                                      ----------
                                                                         119,018
                                                                      ----------
OIL - INTEGRATED 8.5%
   BP Amoco PLC ADR ..................................       31,620    1,285,353
   ConocoPhillips ....................................        5,746      278,049
                                                                      ----------
                                                                       1,563,402
                                                                      ----------
OILFIELD SERVICES & EQUIPMENT 0.7%
   Baker Hughes, Inc. ................................        2,850       91,741
   Schlumberger Ltd. .................................          739       31,105
                                                                      ----------
                                                                         122,846
                                                                      ----------
PAPER PRODUCTS 1.6%
   International Paper Co. ...........................        4,072      142,398
   MeadWestvaco Corp. ................................        1,698       41,958
   Temple-Inland, Inc. ...............................          456       20,433
   Weyerhaeuser Co. ..................................        1,859       91,481
                                                                      ----------
                                                                         296,270

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                           SHARES        VALUE
                                                         ----------   ----------
COMMON STOCKS, CONTINUED

PHARMACEUTICALS 0.3%
   AmerisourceBergen Corp. ...........................          216   $   11,731
   King Pharmaceuticals, Inc. (b) ....................          368        6,326
   Mylan Laboratories, Inc. ..........................          125        4,363
   Watson Pharmaceutical, Inc. (b) ...................          907       25,640
                                                                      ----------
                                                                          48,060
                                                                      ----------
PIPELINES 0.1%
   Kinder Morgan, Inc. ...............................          258       10,906
                                                                      ----------
RAILROADS 0.6%
   CSX Corp. .........................................        1,808       51,184
   Norfolk Southern Corp. ............................        3,299       65,947
                                                                      ----------
                                                                         117,131
                                                                      ----------
RAW MATERIALS 0.2%
   Vulcan Materials Co. ..............................          862       32,325
                                                                      ----------
REAL ESTATE INVESTMENT TRUST 1.4%
   Avalonbay Communities, Inc. .......................          582       22,779
   Duke Realty Investments, Inc. .....................        1,145       29,140
   Equity Office Properties Trust ....................        3,495       87,306
   Equity Residential Properties Trust ...............        2,299       56,509
   Simon Property Group, Inc. ........................        1,593       54,274
                                                                      ----------
                                                                         250,008
                                                                      ----------
RESIDENTIAL BUILDING CONSTRUCTION 0.2%
   Centex Corp. ......................................          346       17,369
   Pulte Homes, Inc. .................................          347       16,611
                                                                      ----------
                                                                          33,980
                                                                      ----------
RESTAURANTS 1.0%
   Darden Restaurants, Inc. ..........................           15          307
   McDonald's Corp. ..................................       10,776      173,278
   Wendy's International, Inc. .......................          518       14,022
                                                                      ----------
                                                                         187,607
                                                                      ----------
RETAIL 2.4%
   Costco Wholesale Corp. (b) ........................        1,122       31,483
   CVS Corp. .........................................        2,289       57,156
   Federated Department Stores, Inc. (b) .............        1,665       47,885
   J.C. Penney Co., Inc. .............................        2,275       52,348
   Limited, Inc. .....................................        4,439       61,835
   May Department Stores Co. .........................        2,447       56,232
   Nordstrom, Inc. ...................................        1,150       21,816
   Office Depot, Inc. (b) ............................        2,620       38,671

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                          SHARES        VALUE
                                                        ----------  ------------
COMMON STOCKS, CONTINUED

RETAIL, continued
   Sears, Roebuck & Co. ............................        2,685   $     64,307
   Toys "R" Us, Inc. (b) ...........................          805          8,050
                                                                    ------------
                                                                         439,783
                                                                    ------------
SOFTWARE & COMPUTER SERVICES 0.6%
   BMC Software, Inc. (b) ..........................          380          6,502
   Computer Associates International, Inc ..........        4,867         65,704
   Siebel Systems, Inc. (b) ........................        1,234          9,230
   Unisys Corp. (b) ................................        2,755         27,275
   VERITAS Software Corp. (b) ......................          629          9,825
                                                                    ------------
                                                                         118,536
                                                                    ------------
TELECOMMUNICATIONS 9.5%
   ALLTEL Corp. ....................................        2,640        134,640
   AT&T Corp. ......................................        6,540        170,759
   AT&T Wireless Services, Inc. (b) ................       12,189         68,868
   BellSouth Corp. .................................       15,778        408,177
   CenturyTel, Inc. ................................          906         26,618
   CIENA Corp. (b). ................................        3,664         18,833
   Citizens Communications Co. (b) .................        1,462         15,424
   SBC Communications, Inc. ........................       28,187        764,150
   Sprint Corp. ....................................        7,594        109,961
   Telephone & Data Systems, Inc. ..................          498         23,416
                                                                    ------------
                                                                       1,740,846
                                                                    ------------
TELECOMMUNICATIONS-SERVICES & EQUIPMENT 1.0%
   Corning, Inc. (b) ...............................        7,333         24,272
   JDS Uniphase Corp. (b) ..........................        3,243          8,010
   Nortel Networks Corp. (b) .......................       32,595         52,478
   Qwest Communications International, Inc. (b) ....       14,393         71,966
   Tellabs, Inc. (b) ...............................        3,498         25,430
                                                                    ------------
                                                                         182,156
                                                                    ------------
TRANSPORTATION SERVICES 0.4%
   FedEx Corp. .....................................        1,494         81,005
                                                                    ------------
TRAVEL SERVICES 0.1%
   Sabre Holdings Corp. (b) ........................        1,211         21,931
                                                                    ------------
WATER 0.2%
   American Water Works Co., Inc. ..................          850         38,658
                                                                    ------------
TOTAL COMMON STOCKS ................................                  18,287,216
                                                                    ------------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                                           PRINCIPAL
                                                                           AMOUNT            VALUE
                                                                         ------------    ------------
CORPORATE NOTES 1.0%

COMMUNITY DEVELOPMENT 1.0%
   MMA Community Development Investment, Inc., 1.53%, 1/1/03+ (c) ....   $     75,000    $     75,000
   MMA Community Development Investment, Inc., 2.29%, 1/1/03+ (c) ....        110,000         110,000
                                                                                         ------------
TOTAL CORPORATE NOTES ................................................                        185,000
                                                                                         ------------
TOTAL INVESTMENTS (COST $22,784,182) (a) - 101.0% ....................                     18,472,216
   Liabilities in excess of other assets - (1.0)% ....................                       (174,750)
                                                                                         ------------
   NET ASSETS - 100.0% ...............................................                   $ 18,297,466
                                                                                         ============

__________
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized depreciation of securities as follows:
     Unrealized appreciation ................   $    284,126
     Unrealized depreciation ................     (4,596,092)
                                                ------------
     Net unrealized depreciation ............   $ (4,311,966)
                                                ============

(b)  Represents non-income producing securities.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2002. Date presented reflects next rate change date.

ADR - American Depository Receipt
PLC - Public Liability Co.

See notes to financial statements.

                                             Statement of assets and liabilities

MMA praxis value index fund
Statement of assets and liabilities
December 31, 2002

ASSETS:
Investments, at value (cost $22,599,182) .............................   $    18,287,216
Investment in affiliates, at value (cost $185,000) ...................           185,000
                                                                         ---------------
      Total Investments ..............................................        18,472,216
                                                                         ---------------
Cash .................................................................           226,458
Interest and dividends receivable ....................................            25,985
Receivable for capital shares issued .................................             3,792
Receivable for investments sold ......................................         4,247,865
Receivable from investment advisor ...................................            11,546
Prepaid expenses .....................................................             8,051
                                                                         ---------------
      Total Assets ...................................................        22,995,913
                                                                         ---------------

LIABILITIES:
Distributions payable to shareholders ................................            96,719
Payable for investments purchased ....................................         4,573,656
Accrued expenses and other payables:
Investment advisory fees .............................................             4,769
Distribution fees ....................................................             2,334
Shareholder servicing fees ...........................................               318
Other ................................................................            20,651
                                                                         ---------------
      Total Liabilities ..............................................         4,698,447
                                                                         ---------------

NET ASSETS:
Capital ..............................................................        24,569,998
Accumulated net investment income ....................................                15
Accumulated net realized losses from investment transactions .........        (1,960,581)
Net unrealized depreciation from investments .........................        (4,311,966)
                                                                         ---------------
      Net Assets .....................................................   $    18,297,466
                                                                         ===============

Net Assets
   Class A ...........................................................   $    15,070,865
   Class B ...........................................................         3,226,601
                                                                         ---------------
      Total ..........................................................   $    18,297,466
                                                                         ===============

Shares outstanding
 (unlimited number of shares authorized with $.01 par value)
   Class A ...........................................................         2,242,514
   Class B ...........................................................           480,811
                                                                         ---------------
      Total ..........................................................         2,723,325
                                                                         ===============

Net asset value
   Class A - Redemption Price Per Share ..............................   $          6.72
                                                                         ===============
   Class A - Maximum Sales Charge ....................................              5.25%
                                                                         ===============
   Class A - Maximum Offering Price Per Share (100%/(100%-Maximum
              Sales Charge)of net asset value adjusted to the nearest
              cent) .... .............................................   $          7.09
                                                                         ===============
   Class B - offering price per share* ...............................   $          6.71
                                                                         ===============

__________
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

Statement of operations

MMA Praxis Value Index Fund
Statement of operations
Year ended December 31, 2002

INVESTMENT INCOME:
Dividend .............................................................   $       317,028
Foreign tax withholding ..............................................              (128)
Interest from affiliates .............................................            30,035
                                                                         ---------------
      Total Investment Income ........................................           346,935
                                                                         ---------------

EXPENSES:
Investment advisory fees .............................................            53,899
Administration fees ..................................................            50,001
Distribution fees-Class A ............................................            37,088
Distribution fees-Class B ............................................            23,481
Shareholder servicing fees-Class A ...................................            37,088
Shareholder servicing fees-Class B ...................................             7,827
Custodian fees .......................................................             7,864
Accounting fees ......................................................            47,840
Trustees' fees and expenses ..........................................             2,923
Transfer agent fees ..................................................            88,010
Other expenses .......................................................            41,711
                                                                         ---------------
      Total expenses before reductions/ reimbursements ...............           397,732
   Expenses reimbursed by Investment Advisor .........................          (107,146)
   Expenses reduced by Administrator .................................           (26,999)
   Expenses reduced by Distributor ...................................           (75,690)
                                                                         ---------------
      Net Expenses ...................................................           187,897
                                                                         ---------------
Net Investment Income ................................................           159,038
                                                                         ---------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
Net realized losses from investment transactions .....................        (1,798,707)
Change in unrealized appreciation/ depreciation from investments .....        (3,065,388)
                                                                         ---------------
Net realized/ unrealized losses on investments .......................        (4,864,095)
                                                                         ---------------
Change in net assets resulting from operations .......................   $    (4,705,057)
                                                                         ===============

See notes to financial statements.

                                             Statements of changes in net assets

MMA Praxis Value Index Fund
Statements of changes in net assets

                                                                         Year Ended        Period Ended
                                                                         December 31,      December 31,
                                                                         2002              2001 (a)
                                                                         ---------------   ---------------
From Investment Activities:

   Net investment income .............................................   $       159,038   $        46,597
   Net realized losses from investment transactions ..................        (1,798,707)         (151,996)
   Change in unrealized appreciation/depreciation from investments ...        (3,065,388)       (1,246,578)
                                                                         ---------------   ---------------
Change in net assets resulting from operations .......................        (4,705,057)       (1,351,977)
                                                                         ---------------   ---------------

Distributions to Class A Shareholders:
   From net investment income ........................................          (144,280)          (48,600)
   In excess of net investment income ................................                --            (8,383)

Distributions to Class B Shareholders:
   From net investment income ........................................           (14,280)           (2,726)
   From net realized gains ...........................................                --            (1,493)
                                                                         ---------------   ---------------
Change in net assets from distributions to shareholders ..............          (158,560)          (61,202)
                                                                         ---------------   ---------------

Change in net assets from capital transactions .......................         6,431,820        18,142,442
                                                                         ---------------   ---------------

Change in net assets .................................................         1,568,203        16,729,263

Net Assets:
   Beginning of period ...............................................        16,729,263                --
                                                                         ---------------   ---------------
   End of period .....................................................   $    18,297,466   $    16,729,263
                                                                         ===============   ===============

__________
(a) For the period from May 1, 2001 (commencement of operations) through December 31, 2001.

See notes to financial statements.

Financial highlights

MMA Praxis Value Index Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                                  Class A Shares
                                                                         ---------------------------------
                                                                         Year Ended        Period Ended
                                                                         December 31,      December 31,
                                                                         2002              2001 (a)
                                                                         ---------------   ---------------
Net Asset Value, Beginning of Period .................................   $          8.79   $         10.00
                                                                         ---------------   ---------------
Investment Activities:
   Net investment income .............................................              0.07              0.03
   Net realized and unrealized losses from investments ...............             (2.07)            (1.20)
                                                                         ---------------   ---------------
   Total from Investment Activities ..................................             (2.00)            (1.17)
                                                                         ---------------   ---------------

Distributions:
   Net investment income .............................................             (0.07)            (0.03)
   Net realized gains ................................................                --             (0.01)
                                                                         ---------------   ---------------
   Total Distributions ...............................................             (0.07)            (0.04)
                                                                         ---------------   ---------------
Net Asset Value, End of Period .......................................   $          6.72   $          8.79
                                                                         ===============   ===============
Total Return (excludes sales charge) .................................            (22.81%)          (11.72%)(b)

Ratios/Supplemental Data:
   Net Assets at end of period (000) .................................   $        15,071   $        14,136
   Ratio of expenses to average net assets ...........................              0.95%             0.95%(c)
   Ratio of net investment income to average net assets ..............              0.98%             0.61%(c)
   Ratio of expenses to average net assets* ..........................              2.13%             2.44%(c)
   Portfolio turnover (d) ............................................             30.61%            17.86%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                                  Class B Shares
                                                                         ---------------------------------
                                                                         Year Ended        Period Ended
                                                                         December 31,      December 31,
                                                                         2002              2001 (a)
                                                                         ---------------   ---------------
Net Asset Value, Beginning of Period .................................   $          8.78   $         10.00
                                                                         ---------------   ---------------
Investment Activities:
   Net investment income .............................................              0.03                --
   Net realized and unrealized losses from investments ...............             (2.07)            (1.20)
                                                                         ---------------   ---------------
   Total from Investment Activities ..................................             (2.04)            (1.20)
                                                                         ---------------   ---------------
Distributions:
   Net investment income .............................................             (0.03)            (0.01)
   Net realized gains ................................................                --             (0.01)
                                                                         ---------------   ---------------
   Total Distributions ...............................................             (0.03)            (0.02)
                                                                         ---------------   ---------------
Net Asset Value, End of Period .......................................   $          6.71   $          8.78
                                                                         ===============   ===============
Total Return (excludes redemption charge) ............................            (23.24%)          (12.01%)(b)

Ratios/Supplemental Data:
Net Assets at end of period (000) ....................................   $         3,227   $         2,593
Ratio of expenses to average net assets ..............................              1.50%             1.50%(c)
Ratio of net investment income to average net assets .................              0.44%             0.04%(c)
Ratio of expenses to average net assets* .............................              2.64%             2.58%(c)
Portfolio turnover (d) ...............................................             30.61%            17.86%

__________
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 11, 2001 (commencement of operations) through December 31, 2001.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund

MMA Praxis International Fund/1/
Annual report to shareholders
Portfolio manager's letter

The MSCI EAFE Index/1/ returned -15.94 percent in U.S. dollars during 2002. Your fund underperformed its benchmark in this difficult environment. Market panics create a very difficult environment for bottom-up oriented, earnings-driven managers. Fear is an all-consuming emotion, and when it takes hold in off markets, good stocks get thrown out with the bad. The high level of volatility during the year, and the 20 percent drop in markets in the third quarter especially, were strong signals that fear--rather than a careful analysis of earnings growth--was still the dominant determinant of stock prices.

Underperformance for the year is simply attributable to two key factors: our sector allocation in Technology and our stock selection in Financials.

Technology: We were overweight in Technology, though not dramatically, when market sentiment swung severely toward the double dip recession scenario in the second quarter. Our stock selection in technology was exceptionally good. We simply owned too much of an underperforming sector for a part of that quarter. The causes for a double-dip recession vary. However, they often include a slowdown in the demand for goods and services because of layoffs and spending cutbacks from the previous downturn. A double-dip (or even triple-dip) is a worst case scenario. Fear that the economy will move back into a deeper and longer recession makes recovery even more difficult.

Financials: Stock selection is never easy in a market panic, and the second and third quarters were certainly impacted by panic in the financial sector. Concerns, raised when regulators forced banks and insurance companies to sell equities to raise capital, burgeoned into repeated rumors of the demise of the European financial system, and drove stocks of the major competitors there down by forty to sixty percent. Some of your holdings were impacted by this decline. Needless to say, we do not believe that the European financial system is in systemic crisis and we expect our holdings there to prosper based on fundamental earnings gains.

Looking ahead, our investors know that our approach focuses on earnings growth; it looks to us as though the market is finally in a mood to reward such an approach. First, valuations, including the so-called PEG Ratio (Price/Earnings divided by Growth Rate), support this conviction. Simply put, valuations between growth and value sectors have compressed to the point where, historically, investors realize that perhaps they have overdone things - that perhaps there will be an earnings recovery after all. And when fast-growing companies and sectors are for sale at virtually the same price as the power company down the road, the market typically responds. The fundamental data late in 2002 began to lend support to this valuation argument. Not only did the Federal Reserve Board cut rates, but it assured us that it had more tools--powerful tools--to boost the economy if needed. The Chicago Purchasing Manager's Index/2/ also took a significant and unexpected leap into positive territory.

These events occurred against a backdrop of increasingly supportive indicators:
..    Corporate profitability is on the mend based on lower unit labor costs--a key development, since capital expenditures follow corporate profitability;
..    Operating rates in manufacturing are still low, but rising;
..    New unemployment claims are at levels that suggest the worst is past;
..    Liquidity is now growing consistently at a rate that exceeds nominal gross domestic product growth. This liquidity growth should improve credit availability in the real economy and create some excess liquidity that is likely to find its way into financial markets; and
..    Finally, if you look closely, you can even see rising prices in some industrial commodities. We are not drawing a picture of a runaway economic train here. However, we are witnessing the slow assembly of a solid economic recovery. Investors have long lacked faith in a recovery that would sustain earnings growth, and have therefore been unwilling to pay for the prospect of such growth. We believe the evidence suggests their faith will soon be restored.

Martina Oechsle Vasconcelles
Oechsle International Advisors, LLC
MMA Praxis Mutual Funds Subadvisor

Kathleen Harris
Oechsle International Advisors, LLC
MMA Praxis Mutual Funds Subadvisor

__________
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

International investing involves increased risk and volatility.

/1/ The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Investors cannot invest directly in an index, although they can invest in its underlying securities. An index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services.

/2/ The Chicago Purchasing Manager's Index is a monthly index of regional (Midwestern) manufacturing activity. Compiled by the Purchasing Managers Association of Chicago, the index is released on the last day of every month for that month. An index reading higher than 50 means manufacturers reporting improved business outnumbered those reporting deteriorating conditions.

PERFORMANCE REVIEW

MMA PRAXIS INTERNATIONAL FUND
PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02

               1 Year    3 Year    5 Year    Since
                                           Inception
Class A       -19.29%   -21.69%   -3.24%    -1.77%
Class B       -19.73%   -22.14%   -3.64%    -2.12%


                INCEPTION                                      SINCE
                  DATE       1 YEAR     3 YEAR     5 YEAR    INCEPTION
                ---------    -------    -------    ------    ---------
   Class A        5/12/99     -19.29%    -21.69%    -3.24%       -1.77%
   Class A*       5/12/99     -23.49%    -23.09%    -4.28%       -2.68%

   Class B         4/1/97     -19.73%    -22.14%    -3.64%       -2.12%
   Class B**       4/1/97     -22.93%    -22.59%    -3.80%       -2.12%

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

GROWTH OF $10,000 INVESTMENT 4/1/97 TO 12/31/02

                Class A*    Class B**   MSCI ACWI       MSCI EAFE Index/2/
                                        Free Index/1/

 4/97            9583          9710        10000            10000
 6/97           10901         11101        11298            11497
12/97           10085         10240        10340            11385
 6/98           12497         12784        11987            13067
12/98           12504         12791        12407            13886
 6/99           13328         13761        12900            15250
12/99           17811         18432        15753            17610
 6/00           16587         17202        15113            17137
12/00           14208         14667        13521            15156
 6/01           11611         12010        11546            13650
12/01           10596         10922        10622            12744
 6/02           10136         10516        10612            11709
12/02            8552          8841         9075             9696

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 12/31/02, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*  Reflects maximum front-end sales charge of 5.25%.

** Reflects applicable contingent deferred sales charge of 4.00%.

International investing involves increased risk and volatility.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97.

/1/ The MSCI ACWI (ex-U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States. Investors cannot invest directly in an index, although they can invest in its underlying securities. An index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services.

/2/ The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Investors cannot invest directly in an index, although they can invest in its underlying securities. An index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services.

Schedule of portfolio investments

MMA Praxis International Fund
Schedule of portfolio investments
December 31, 2002

                                                     SHARES        VALUE
                                                   ----------   ------------

COMMON STOCKS 95.6%

FRANCE 9.0%

AUTOMOTIVE PARTS 0.9%
   Valeo S.A. ..................................       26,173   $    821,232
                                                                ------------

COSMETICS & TOILETRIES 2.7%
   L'Oreal S.A. ................................       29,203      2,223,341
                                                                ------------

FOOD RETAILING 2.1%
   Carrefour S.A. ..............................       41,484      1,847,118
                                                                ------------

MACHINERY - ELECTRICAL 0.8%
   Schneider Electric S.A. .....................       14,797        700,156
                                                                ------------

MEDIA 0.6%
   Vivendi Universal S.A. ......................       30,391        490,823
                                                                ------------

PHARMACEUTICALS 1.9%
   Sanofi-Synthelabo S.A. ......................       27,339      1,671,166
                                                                ------------
                                                                   7,753,836
                                                                ------------
GERMANY 1.8%

AUTOMOTIVE 1.8%
   Volkswagen AG ...............................       44,105      1,596,791
                                                                ------------

HONG KONG 2.5%

REAL ESTATE 1.1%
   Sun Hung Kai Properties Ltd. ................      160,000        947,887
                                                                ------------

TELECOMMUNICATIONS 1.4%
   China Mobile Ltd. (b) .......................      520,000      1,236,920
                                                                ------------
                                                                   2,184,807
                                                                ------------

INDIA 0.2%

APPLICATIONS SOFTWARE 0.2%
   Infosys Technologies Ltd. ADR (b) ...........        2,940        175,077
                                                                ------------

ITALY 10.2%

BANKS 1.4%
   Banca Intesa SpA ............................      557,114      1,175,117
                                                                ------------

OIL - INTEGRATED COMPANIES 4.0%
   ENI SpA .....................................      218,634      3,475,933
                                                                ------------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                   SHARES         VALUE
                                                 ----------   ------------

COMMON STOCKS, CONTINUED

TELEVISION 2.8%
   Mediaset SpA ................................    317,084   $  2,415,750
                                                              ------------

WIRELESS TELECOMMUNICATIONS 2.0%
   Telecom Italia Mobile SpA ...................    380,157      1,735,375
                                                              ------------
                                                                 8,802,175
                                                              ------------

JAPAN 22.9%

AUTOMOTIVE 5.2%
   Honda Motor Co., Ltd. .......................     52,900      1,956,948
   Nissan Motor Co., Ltd. ......................    331,800      2,589,086
                                                              ------------
                                                                 4,546,034
                                                              ------------

CHEMICALS - DIVERSIFIED 1.5%
   Shin-Etsu Chemical Co., Ltd .................     38,600      1,265,307
                                                              ------------

ELECTRONIC & ELECTRICAL - GENERAL 8.7%
   CANON, Inc. .................................     89,000      3,352,405
   Matsushita Electric Industrial Co., Ltd. ....    161,000      1,587,343
   Pioneer Corp. ...............................     70,900      1,329,338
   Rohm Co., Ltd. ..............................     10,430      1,328,030
                                                              ------------
                                                                 7,597,116
                                                              ------------
FINANCIAL SERVICES 2.0%
   Nomura Holdings, Inc. .......................     38,000        427,168
   ORIX Corp. ..................................     20,000      1,289,290
                                                              ------------
                                                                 1,716,458
                                                              ------------
NATURAL GAS UTILITIES 1.1%
   Tokyo Gas Co., Ltd. .........................    296,000        927,884
                                                              ------------

PHARMACEUTICALS 1.0%
   Takeda Chemical Industries Ltd. .............     20,800        869,369
                                                              ------------

RAILROADS 1.7%
   East Japan Railway Co. ......................        303      1,503,893
                                                              ------------

RETAIL-MISCELLANEOUS/DIVERSIFIED 1.7%
   Ito-Yokado Co., Ltd. ........................     49,000      1,445,184
                                                              ------------
                                                                19,871,245
                                                              ------------

NETHERLANDS 11.7%

APPAREL 1.9%
   Gucci Group N.V. ADR ........................     18,295      1,675,822
                                                              ------------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                   SHARES         VALUE
                                                 ----------   ------------

COMMON STOCKS, CONTINUED

FOOD DIVERSIFIED 2.9%
   Unilever N.V. CVA ...........................     40,297   $  2,475,943
                                                              ------------

PUBLISHING 5.4%
   Verenigde Nederlandse Uitgeversbedrijven
    Vererigd Bezit .............................    102,708      2,678,377
   Wolters Kluwer CVA ..........................    112,228      1,955,016
                                                              ------------
                                                                 4,633,393
                                                              ------------

TELECOMMUNICATIONS 1.5%
   Koninklijke KPN N.V. (b) ....................    204,797      1,332,467
                                                              ------------
                                                                10,117,625
                                                              ------------

SINGAPORE 1.4%

BANKS 1.4%
   United Overseas Bank Ltd. ...................    173,000      1,176,938
                                                              ------------

DIVERSIFIED OPERATIONS 0.0%
   Haw Par Corp., Ltd. .........................      1,958          3,680
                                                              ------------
                                                                 1,180,618
                                                              ------------

SOUTH KOREA 4.1%

BANKS 0.4%
   Kookmin Bank ADR ............................     10,987        388,390
                                                              ------------

ELECTRONIC & ELECTRICAL - GENERAL 1.5%
   Samsung Electronics Co., Ltd. ...............      4,750      1,257,536
                                                              ------------

TELECOMMUNICATIONS 0.9%
   KT Corp. ADR ................................     37,993        818,749
                                                              ------------

WIRELESS TELECOMMUNICATIONS 1.3%
   SK Telecom Co., Ltd. ADR ....................     52,452      1,119,850
                                                              ------------
                                                                 3,584,525
                                                              ------------

SPAIN 1.5%

UTILITIES - TELECOMMUNICATIONS 1.5%
   Telefonica S.A. (b) .........................    140,928      1,261,500
                                                              ------------

SWEDEN 2.5%

BANKS 0.9%
   Nordea AB ...................................    185,155        815,988
                                                              ------------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2002

                                                     SHARES         VALUE
                                                  -----------   ------------

COMMON STOCKS, CONTINUED

TELECOMMUNICATIONS 1.6%
   TeliaSonera AB ..............................      356,545   $  1,342,164
                                                                ------------
                                                                   2,158,152
                                                                ------------

SWITZERLAND 3.6%

HUMAN RESOURCES 0.9%
   Adecco S.A. .................................       20,463        802,122
                                                                ------------

PHARMACEUTICALS 2.7%
   Novartis AG .................................       63,297      2,309,492
                                                                ------------
                                                                   3,111,614
                                                                ------------
TURKEY 0.2%

TELECOMMUNICATIONS 0.2%
   Turkcell Iletisim Hizmetleri AS ADR (b) .....       10,014        155,217
                                                                ------------

UNITED KINGDOM 24.0%

AIRPORTS DEVELOPMENT 2.2%
   BAA PLC .....................................      235,044      1,907,123
                                                                ------------

BANKS 5.1%
   Fortis ......................................       35,282        616,835
   HSBC Holdings PLC ...........................      166,270      1,837,610
   Royal Bank of Scotland Group PLC ............       81,484      1,951,975
                                                                ------------
                                                                   4,406,420
                                                                ------------

FOOD DIVERSIFIED 1.8%
   Cadbury Schweppes PLC .......................      252,944      1,575,920
                                                                ------------
PHARMACEUTICALS 4.6%
   AstraZeneca Group PLC .......................       60,752      2,171,263
   GlaxoSmithKline PLC .........................       93,391      1,792,174
                                                                ------------
                                                                   3,963,437
                                                                ------------

PUBLISHING 2.5%
   Reed International PLC ......................      251,062      2,150,263
                                                                ------------

RETAIL 5.3%
   Kingfisher PLC ..............................      546,196      1,956,489
   Marks & Spencer Group PLC ...................      285,592      1,448,290
   Next PLC ....................................      104,089      1,234,174
                                                                ------------
                                                                   4,638,953
                                                                ------------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2002                                  SHARES OR
                                                   PRINCIPAL
                                                   AMOUNT          VALUE
                                                   ----------   ------------

COMMON STOCKS, CONTINUED

TELECOMMUNICATIONS - SERVICES & EQUIPMENT 1.1%
   BT Group PLC ................................      313,098   $    982,910
                                                                ------------

WIRELESS TELECOMMUNICATIONS 1.4%
   Vodafone Group PLC ..........................      681,288      1,242,132
                                                                ------------
                                                                  20,867,158
                                                                ------------

TOTAL COMMON STOCKS ............................                  82,820,340
                                                                ------------

UNITED STATES 5.1%

CORPORATE NOTES 1.4%

   MMA Community Development Investment,
    Inc., 1.53%, 1/1/03+ (d) ...................   $  345,000        345,000
   MMA Community Development Investment,
    Inc., 2.29%, 1/1/03+ (d) ...................      880,000        880,000
                                                                ------------
TOTAL CORPORATE NOTES ..........................                   1,225,000
                                                                ------------

U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES 3.7%

   Federal Home Loan Bank 3.7%, 1.27%, 1/2/03 ..    3,200,000      3,199,867
                                                                ------------

TOTAL U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES.                   3,199,867
                                                                ------------

TOTAL INVESTMENTS (COST $96,755,213)(a) - 100.7%                  87,245,207
   Liabilities in excess of other assets - (0.7)%                   (647,890)
                                                                ------------
   NET ASSETS - 100.0% .........................                $ 86,597,317
                                                                ============

__________
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized depreciation of securities as follows:
     Unrealized appreciation....................  $   1,837,486
     Unrealized depreciation....................    (11,347,492)
                                                  -------------
     Net unrealized depreciation................  $  (9,510,006)
                                                  =============

(b)  Represents non-income producing securities.
(c) 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.
(d) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2002

*  Effective yield at purchase
+ Variable rate security. Rates presented are the rates in effect at December 31, 2002. Date presented reflects next rate change date.

ADR - American Depository Receipt
GDR - Global Depository Receipt

See notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2002

FORWARD CURRENCY CONTRACTS

At December 31, 2002, the Fund held the following open foreign currency exchange contracts:

                                                                                   Unrealized
                       Delivery     Contract      Contract           Market       Appreciation/
Currency                 Date        Amount         Value             Value      (Depreciation)
---------------------  --------     --------    -------------    -------------   --------------
SHORT CONTRACTS
Singapore Dollar         1/2/03       (5,057)   $      (2,909)   $      (2,916)  $           (7)
Singapore Dollar         1/2/03       (7,077)          (4,079)          (4,080)              (1)
Singapore Dollar         1/6/03       (2,756)          (1,587)          (1,589)              (2)
U.S. Dollar              1/6/03     (615,519)        (615,519)        (615,519)               -
                                    --------    -------------    -------------   --------------
TOTAL SHORT CONTRACTS               (630,409)   $    (624,094)   $    (624,104)  $          (10)
                                    ========    =============    =============   ==============

LONG CONTRACTS
Euro                     1/6/03      586,712          615,519          615,519               --
U.S. Dollar              1/2/03        2,909            2,909            2,909               --
U.S. Dollar              1/2/03        4,079            4,079            4,079               --
U.S. Dollar              1/6/03        1,587            1,587            1,587               --
                                    --------    -------------    -------------   --------------
TOTAL LONG CONTRACTS                 595,287    $     624,094    $     624,094               --
                                    ========    =============    =============   ==============

See notes to financial statements.

                                             STATEMENT OF ASSETS AND LIABILITIES

MMA Praxis International Fund
Statement of assets and liabilities
December 31, 2002

ASSETS:
Investments, at value (cost $95,530,213) ..................   $  86,020,207
Investment in affiliates, at value (cost $1,225,000) ......       1,225,000
                                                              -------------
       Total Investments ..................................      87,245,207
                                                              -------------
Cash ......................................................         147,425
Foreign currency, at value (cost $14,010) .................          14,010
Interest and dividends receivable .........................         119,688
Receivable for capital shares issued ......................           3,788
Receivable for investments sold ...........................           8,584
Tax reclaim receivable ....................................          37,850
Prepaid expenses ..........................................          16,727
                                                              -------------
       Total Assets .......................................      87,593,279
                                                              -------------

LIABILITIES:
Unrealized depreciation on foreign currency contracts .....              10
Payable for investments purchased .........................         821,540
Accrued expenses and other payables:
   Investment advisory fees ...............................          22,671
   Distribution fees ......................................          25,860
   Shareholder servicing fees .............................           4,421
   Other ..................................................         121,460
                                                              -------------
       Total Liabilities ..................................         995,962
                                                              -------------

NET ASSETS:
Capital ...................................................     139,220,004
Accumulated net investment loss ...........................          (1,724)
Accumulated net realized losses from investment and
 foreign currency transactions ............................     (43,117,435)
Net unrealized depreciation from investments and
 translation of assets and liabilities in foreign
 currencies ...............................................      (9,503,528)
                                                              -------------
       Net Assets .........................................   $  86,597,317
                                                              =============

Net Assets
   Class A ................................................   $  68,989,037
   Class B ................................................      17,608,280
                                                              -------------
       Total ..............................................   $  86,597,317
                                                              =============

Shares outstanding
 (unlimited number of shares authorized with $.01 par value)
   Class A ................................................       9,257,987
   Class B ................................................       2,381,337
                                                              -------------
       Total ..............................................      11,639,324
                                                              =============

Net asset value
   Class A - Redemption Price Per Share ...................   $        7.45
                                                              =============
   Class A - Maximum Sales Charge .........................            5.25%
                                                              =============
   Class A - Maximum Offering Price Per Share
    (100%/(100%-Maximum Sales Charge) of
    net asset value adjusted to the nearest cent) .........   $        7.86
                                                              =============

   Class B - offering price per share* ....................   $        7.39
                                                              =============

__________
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

Statement of operations

MMA Praxis International Fund
Statement of operations
Year ended December 31, 2002

INVESTMENT INCOME:
Interest ...................................................     $      57,857
Dividend ...................................................         1,547,743
Foreign tax withholding ....................................          (180,872)
Interest from affiliates ...................................             4,505
                                                                 -------------
     Total Investment Income                                         1,429,233
                                                                 -------------

EXPENSES:
Investment advisory fees ...................................           822,131
Administration fees ........................................           137,022
Distribution fees-Class A ..................................           177,647
Distribution fees-Class B ..................................           152,168
Shareholder servicing fees-Class A .........................           177,647
Shareholder servicing fees-Class B .........................            50,723
Custodian fees .............................................           115,889
Accounting fees ............................................            63,357
Organization costs .........................................             1,016
Trustees' fees and expenses ................................            14,927
Transfer agent fees ........................................           278,160
Other expenses .............................................           154,497
                                                                 -------------
     Total expenses before reductions/ reimbursements ......         2,145,184
  Expenses reimbursed by Investment Advisor ................          (528,365)
  Expenses reduced by Administrator ........................            (2,472)
  Expenses reduced by Distributor ..........................          (172,553)
                                                                 -------------
     Net Expenses ..........................................         1,441,794
                                                                 -------------

Net Investment Loss ........................................           (12,561)
                                                                 -------------
NET REALIZED AND UNREALIZED GAINS/ (LOSSES) ON INVESTMENT
 AND FOREIGN CURRENCY TRANSACTIONS:
Net realized losses from investment and foreign currency
 transactions ..............................................       (21,605,587)
Change in unrealized appreciation/ depreciation from
 investments and translation of assets and liabilities in
 foreign currencies ........................................         2,203,445
                                                                 -------------
Net realized/ unrealized losses on investment and foreign
 currency transactions .....................................       (19,402,142)
                                                                 -------------
Change in net assets resulting from operations .............     $ (19,414,703)
                                                                 =============

See notes to financial statements.

                                             Statements of changes in net assets

MMA Praxis International Fund
Statements of changes in net assets

                                                                       Year Ended        Year Ended
                                                                       December 31,      December 31,
                                                                       2002              2001
                                                                       -------------     ------------
From Investment Activities:
Net investment income (loss) ....................................      $     (12,561)    $    (33,412)
Net realized losses from investment transactions ................        (21,605,587)     (20,293,496)
Change in unrealized appreciation/depreciation from
 investments and translation of assets and liabilities in
 foreign currencies .............................................          2,203,445       (8,801,575)
                                                                       -------------     ------------
Change in net assets resulting from operations ..................        (19,414,703)     (29,128,483)
                                                                       -------------     ------------

Distributions to Class A Shareholders:
  From net investment income ....................................           (257,410)        (494,689)
  Return of capital .............................................           (143,440)              --

Distributions to Class B Shareholders:
  From net investment income ....................................            (13,800)         (92,046)
  Return of capital .............................................            (41,422)              --
                                                                       -------------     ------------
Change in net assets from distributions to shareholders .........           (456,072)        (586,735)
                                                                       -------------     ------------

Change in net assets from capital transactions ..................         13,060,576       62,015,619
                                                                       -------------     ------------

Change in net assets ............................................         (6,810,199)      32,300,401

Net Assets:
  Beginning of period ...........................................         93,407,516       61,107,115
                                                                       -------------     ------------
  End of period .................................................      $  86,597,317     $ 93,407,516
                                                                       =============     ============

See notes to financial statements.

Financial highlights

MMA Praxis International Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                                 Class A Shares
                                                           -----------------------------------------------------------
                                                           Year Ended      Year Ended     Year Ended      Period Ended
                                                           December 31,    December 31,   December 31,    December 31,
                                                           2002            2001           2000            1999 (a)
                                                           ------------    ------------   ------------    ------------
Net Asset Value, Beginning of Period .................     $       9.28    $      12.53   $      18.19    $      13.76
                                                           ------------    ------------   ------------    ------------
Investment Activities:
   Net investment income (loss) ......................             0.01            0.04           0.42           (0.01)
   Net realized and unrealized gains (losses) from
    investments ......................................            (1.79)          (3.23)         (4.04)           4.81
                                                           ------------    ------------   ------------    ------------
   Total from Investment Activities ..................            (1.78)          (3.19)         (3.62)           4.80
                                                           ------------    ------------   ------------    ------------
Distributions:
   Net investment income .............................            (0.03)          (0.06)         (0.32)          (0.10)
   Net realized gains ................................               --              --          (1.68)          (0.27)
   Return of capital .................................            (0.02)             --          (0.04)             --
                                                           ------------    ------------   ------------    ------------
   Total Distributions ...............................            (0.05)          (0.06)         (2.04)          (0.37)
                                                           ------------    ------------   ------------    ------------
Net Asset Value, End of Period .......................     $       7.45    $       9.28   $      12.53    $      18.19
                                                           ============    ============   ============    ============
Total Return (excludes sales charge) .................           (19.29%)        (25.42%)       (20.23%)         35.09%(b)

Ratios/Supplemental Data:
   Net Assets at end of period (000) .................     $     68,989    $     71,043   $     30,790    $     24,215
   Ratio of expenses to average net assets ...........             1.45%           1.45%          1.45%           1.45%(c)
   Ratio of net investment income to average
    net assets .......................................             0.11%           0.11%          1.99%           0.02%(c)
   Ratio of expenses to average net assets* ..........             2.24%           2.16%          2.25%           2.28%(c)
   Portfolio turnover (d) ............................            76.38%          61.33%         48.31%          57.73%

__________
*   During the period, certain expenses were voluntarily reduced/reimbursed.
    If such expense reduction had not occurred, the ratios would have been as indicated.
(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                                   Class B Shares
                                                     -------------------------------------------------------------------------
                                                     Year Ended      Year Ended     Year Ended     Year Ended     Year Ended
                                                     December 31,    December 31,   December 31,   December 31,   December 31,
                                                     2002            2001           2000           1999           1998
                                                     ------------    ------------   ------------   ------------   ------------
Net Asset Value, Beginning
 of Period ......................................    $       9.23    $      12.51   $      18.21   $      13.05   $      10.62
                                                     ------------    ------------   ------------   ------------   ------------

Investment Activities:
   Net investment income
    (loss) ......................................           (0.04)          (0.04)          0.31         (0.08)          (0.02)
   Net realized and unrealized
    gains (losses) on
    investments .................................           (1.78)          (3.20)         (4.01)          5.54           2.56
                                                     ------------    ------------   ------------   ------------   ------------
Total from Investment Activities ................           (1.82)          (3.24)         (3.70)          5.46           2.54
                                                     ------------    ------------   ------------   ------------   ------------

Distributions:
   Net investment income ........................              --           (0.04)         (0.28)         (0.03)         (0.10)
   Net realized gains ...........................              --              --          (1.68)         (0.27)         (0.01)
   Return of capital ............................           (0.02)             --          (0.04)            --             --
                                                     ------------    ------------   ------------   ------------   ------------

Total Distributions .............................           (0.02)          (0.04)         (2.00)         (0.30)         (0.11)
                                                     ------------    ------------   ------------   ------------   ------------

Net Asset Value, End of
 Period .........................................    $       7.39    $       9.23   $      12.51   $      18.21   $      13.05
                                                     ============    ============   ============   ============   ============

Total Return (excludes
 redemption charge) .............................          (19.73%)        (25.92%)       (20.64%)        42.00%         23.98%

Ratios/Supplemental Data:
Net Assets at end of
 period (000) ...................................    $     17,608    $     22,364   $     30,317   $     34,509   $     31,163
Ratio of expenses to
 average net assets .............................            2.00%           2.00%          2.00%          2.00%          1.99%
Ratio of net investment income (loss)
 to average net assets ..........................           (0.44%)         (0.44%)         1.73%         (0.28%)        (0.32%)
Ratio of expenses to
 average net assets* ............................            2.74%           2.65%          2.74%          2.82%          3.19%
Portfolio turnover (a) ..........................           76.38%          61.33%         48.31%         57.73%         47.19%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Notes to financial statements

MMA Praxis Mutual Funds
Notes to financial statements
December 31, 2002

1. Organization:
The MMA Praxis Mutual Funds (the "Trust") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, and the MMA Praxis International Fund (individually a "Fund", collectively "the Funds").

The Funds offer two classes of shares, Class A and Class B. Each class of shares in the Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder serving agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities are valued by a method which the Board of Trustees believes accurately reflects fair value.

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Risk Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2002

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation's interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the International Fund and the Value Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Foreign Currency Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Restricted Securities:

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures contemplate the Board's delegation of the implementation of the Valuation Procedures to the Funds' adviser. In valuing restricted securities under the Valuation Procedures, the Funds' adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require the Funds' adviser to report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation procedures.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2002

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Fund has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission an exemptive order that would permit each of the Funds to invest a limited portion of their respective net assets in securities issued by an affiliate of MMA Capital Management (the "Adviser"), MMA Community Development Investments, Inc. ("MMA- CDI"). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes"). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investment have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investing at the community level. In addition, these investments are priced in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

The character of dividends paid to shareholders during the fiscal year ended December 31, 2002 was as follows:

                                     DIVIDENDS PAID FROM
                                -----------------------------
                                                   NET LONG         TOTAL          TAX          TAX
                                  ORDINARY       TERM CAPITAL      TAXABLE       EXEMPT      RETURN OF       TOTAL
                                   INCOME           GAINS         DIVIDENDS     DIVIDENDS     CAPITAL      DIVIDENDS
                                ------------     ------------    -----------    ---------    ---------    ------------
Intermediate Income Fund        $  3,235,338     $         --    $ 3,235,338    $      --    $      --    $  3,235,338
                                ------------     ------------    -----------    ---------    ---------    ------------
Core Stock Fund                           --               --             --           --           --              --
                                ------------     ------------    -----------    ---------    ---------    ------------
Value Index Fund                     102,571               --        102,571           --           --         102,571
                                ------------     ------------    -----------    ---------    ---------    ------------
International Fund                   271,210               --        271,210           --      184,862         456,072
                                ------------     ------------    -----------    ---------    ---------    ------------

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2002

As of December 31, 2002 the components of accumulated earnings on a tax basis was as follows:

                                                             UNDISTRIBUTED
                             UNDISTRIBUTED    UNDISTRIBUTED    LONG-TERM                               ACCUMULATED     UNREALIZED
                               TAX EXEMPT       ORDINARY        CAPITAL     ACCUMULATED    DIVIDENDS   CAPITAL AND    APPRECIATION/
                                INCOME           INCOME          GAINS        EARNINGS      PAYABLE    OTHER LOSSES   DEPRECIATION
                            ---------------   -------------  -------------  ------------   ---------   ------------   -------------
Intermediate Income Fund    $            --   $         277  $          --  $        277   $      --   $ (2,604,210)  $   3,966,498
                            ---------------   -------------  -------------  ------------   ---------   ------------   -------------
Core Stock Fund                          --              --             --            --          --    (19,111,021)    (20,119,938)
                            ---------------   -------------  -------------  ------------   ---------   ------------   -------------
Value Index Fund                         --              15             --            15          --     (1,937,657)     (4,334,889)
                            ---------------   -------------  -------------  ------------   ---------   ------------   -------------
International Fund                       --              --             --            --          --    (42,037,128)    (10,585,559)
                            ---------------   -------------  -------------  ------------   ---------   ------------   -------------

                                TOTAL
                             ACCUMULATED
                              EARNINGS/
                              (DEFICIT)
                            -------------
Intermediate Income Fund    $   1,362,565
                            -------------
Core Stock Fund               (39,230,959)
                            -------------
Value Index Fund               (6,272,531)
                            -------------
International Fund            (52,622,687)
                            -------------

Federal Income Taxes:

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Organization Costs:

Costs incurred by the International Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the International Fund. In the event that any of the initial shares of the International Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Trust in the same proportion as the number of said shares of the International Fund being redeemed bears to the number of initial shares of the International Fund that are outstanding at time of redemption. Organization costs incurred in connection with Funds other than the International Fund were expensed as incurred.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another reasonable basis. Expenses specific to a class are charged directly to that class.

Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the year ended December 31, 2002, custodian fees and expenses paid by third parties were $9,726, $6,730 and $7,464 for the Intermediate Income Fund, Core Stock Fund and the Value Index Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2002

3. Purchases and Sales of Securities:
Purchases and sales of securities (excluding short-term securities) for the six month period ended December 31, 2002, were as follows:

                                       PURCHASES          SALES
                                    ---------------   -------------
Intermediate Income Fund ........   $    44,404,268   $  37,109,680
Core Stock Fund .................        15,681,072      14,410,815
Value Index Fund ................        12,066,393       5,417,048
International Fund ..............        79,973,755      66,359,701

4. Related Party Transactions:
Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows; 0.50% for the Intermediate Income Fund, 0.74% for the Core Stock; 0.30% for the Value Index Fund and 0.90% for the International Fund. Oechsle International Advisors, LLC, serves as the sub-adviser to the International Fund. The Advisor entered into an expense limitation agreement until April 30, 2005 pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses. Each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of Class A and Class B of each Fund to exceed 0.85% and 1.20% for the Intermediate Income Fund, 1.20% and 1.75% for the Core Stock Fund, 0.95% and 1.50% for the Value Index Fund, and 1.45% and 2.00% for the International Fund. For the year ended December 31, 2002, the Fund reimbursed the Adviser fees of $429,721 for the Intermediate Income Fund, $812,123 for the Core Stock Fund, $107,146 for the Value Index Fund and $528,365 for the International Fund, all of which are potential liabilities to the respective funds in accordance with the expense limitation agreement.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, serves the Company as administrator. Under the terms of the administration agreement, BISYS receives fees of 0.15% that are computed daily at an annual rate of each Fund's average daily net assets, subject to an annual minimum.

Pursuant to a Distribution Agreement between the Trust and BISYS, BISYS serves as the Funds' distributor ("Distributor"). Under a distribution (12b-1) plan adopted by the Trust, each Fund pays the Distributor, an aggregate fee not to exceed on an annual basis 0.50% of the average daily net assets of such Fund's Class A Shares. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Each Fund pays BISYS an aggregate fee not to exceed on an annual basis 1.00% of the average daily net assets of such Fund's Class B Shares. The Distributor may incur 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

For the year ended December 31, 2002, the distributor received approximately $702,346 from commissions earned on sales of Class A shares and on redemption of Class B shares of the Funds, all of which the Distributor reallowed to dealers of the Funds' shares. Of the commissions reallowed, $43,694 went to affiliated dealers.

Certain officers of the Trust are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves the Funds' as transfer agent and fund accountant. For transfer agent services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with a specified minimum per Fund. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Ohio is reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services.

BISYS and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

5. Capital Share Transactions
Transactions in shares of the Funds are summarized below:

                                  Intermediate Income Fund         Core Stock Fund               Value Index Fund
                                 -------------------------------------------------------------------------------------
                                 Year Ended    Year Ended    Year Ended     Year Ended     Year Ended    Period Ended
                                 December 31,  December 31,  December 31,   December 31,   December 31,  December 31,
                                 2002          2001          2002           2001           2002          2001(a)
                                 ------------  ------------  -------------  -------------  ------------  -------------
Capital Transactions:
Class A Shares:
 Proceeds from shares issued ..  $ 10,817,981  $  9,802,999  $  11,675,088  $  13,831,653  $  5,887,852  $  15,458,963
 Dividends reinvested .........       658,526       456,153             --            186        85,526         15,172
 Cost of shares redeemed ......    (7,115,949)   (3,813,403)    (6,351,911)    (5,312,744)   (1,037,287)       (37,923)
                                 ------------  ------------  -------------  -------------  ------------  -------------
 Class A Share Transactions ...  $  4,360,558  $  6,445,749  $   5,323,177  $   8,519,095  $  4,936,091  $  15,436,212
                                 ------------  ------------  -------------  -------------  ------------  -------------

Class B Shares:
 Proceeds from shares issued ..  $  7,018,567  $  5,715,029  $   9,241,504  $  13,706,116  $  1,815,286  $   2,781,080
 Dividends reinvested .........     1,589,278     1,680,328             --             38         6,289          1,803
 Cost of shares redeemed ......    (4,273,362)   (4,023,581)   (11,442,782)   (19,116,692)     (325,846)       (76,653)
                                 ------------  ------------  -------------  -------------  ------------  -------------
 Class B Share Transactions ...  $  4,334,483  $  3,371,776  $  (2,201,278) $  (5,410,538) $  1,495,729  $   2,706,230
                                 ------------  ------------  -------------  -------------  ------------  -------------
Net increase (decrease)
 from capital transactions ....  $  8,695,041  $  9,817,525  $   3,121,899  $   3,108,557  $  6,431,820  $  18,142,442
                                 ============  ============  =============  =============  ============  =============

Share Transactions:
Class A Shares:
 Issued .......................     1,100,375       997,038        951,995      1,021,376       755,393      1,610,497
 Reinvested ...................        67,401        46,583             --             12        10,617          1,654
 Redeemed .....................      (722,318)     (387,569)      (494,950)      (396,116)     (131,267)        (4,380)
                                 ------------  ------------  -------------  -------------  ------------  -------------
  Change in Class A Shares ....       445,458       656,052        457,045        625,272       634,743      1,607,771
                                 ------------  ------------  -------------  -------------  ------------  -------------

Class B Shares:
 Issued .......................       713,102       584,429        771,810      1,007,219       232,140        303,808
 Reinvested ...................       162,857       171,931             --              3           785            205
 Redeemed .....................      (435,986)     (411,269)      (977,473)    (1,425,192)      (47,480)        (8,647)
                                 ------------  ------------  -------------  -------------  ------------  -------------
  Change in Class B Shares ....       439,973       345,091       (205,663)      (417,970)      185,445        295,366
                                 ------------  ------------  -------------  -------------  ------------  -------------
Net increase (decrease)
 from share transactions ......       885,431     1,001,143        251,382        207,302       820,188      1,903,137
                                 ============  ============  =============  =============  ============  =============

                                       International Fund
                                  ----------------------------
                                  Year Ended     Year Ended
                                  December 31,   December 31,
                                  2002           2001
                                  -------------  -------------
Capital Transactions:
Class A Shares:
 Proceeds from shares issued ..   $  23,125,262  $  72,465,294
 Dividends reinvested .........         831,677         (1,231)
 Cost of shares redeemed ......     (10,625,274)   (10,562,203)
                                  -------------  -------------
 Class A Share Transactions ...   $  13,331,665  $  61,901,860
                                  -------------  -------------

Class B Shares:
 Proceeds from shares issued ..   $   2,074,195  $   3,506,762
 Dividends reinvested .........         140,968            765
 Cost of shares redeemed ......      (2,486,252)    (3,393,768)
                                  -------------  -------------
 Class B Share Transactions ...   $     271,089  $     113,759
                                  -------------  -------------
Net increase (decrease)
 from capital transactions ....   $  13,060,576  $  62,015,619
                                  =============  =============

Share Transactions:
Class A Shares:
 Issued .......................       2,805,743      6,261,032
 Reinvested ...................          91,670           (107)
 Redeemed .....................      (1,297,160)    (1,059,963)
                                  -------------  -------------
  Change in Class A Shares ....       1,600,253      5,200,962
                                  -------------  -------------

Class B Shares:
 Issued .......................         249,606        330,839
 Reinvested ...................          15,560             63
 Redeemed .....................        (306,084)      (331,596)
                                  -------------  -------------
  Change in Class B Shares ....          40,918           (694)
                                  -------------  -------------
Net increase (decrease)
 from share transactions ......       1,559,335      5,200,268
                                  =============  =============

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

6. Federal Income Tax Information
Capital Loss Carryforward:

At December 31, 2002 the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extend provided by the Treasury regulations:

                                      Amount        Expires
                                  -------------     -------
Intermediate Income Fund ......   $      73,936        2007
Intermediate Income Fund ......       1,315,119        2008
Intermediate Income Fund ......         532,675        2009
Intermediate Income Fund ......         673,793        2010
Core Stock Fund ...............         540,587        2008
Core Stock Fund ...............      14,066,596        2010
Value Index Fund ..............         435,798        2010
International Fund ............      13,838,467        2009
International Fund ............      26,896,126        2010

7. Other Federal Income Tax Information (Unaudited)
Post October Loss Deferral:

Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer such capital losses as follows.

                                             Post-October
                                            Capital Losses
                                            --------------
Intermediate Income Fund ................   $        8,687
Core Stock Fund .........................        4,503,838
Value Index Fund ........................        1,501,859
International Fund ......................        1,302,535

Dividends received deduction:

Value Index Fund ........................              100%
International Fund ......................                2%

                                                  Report of Independent Auditors

Report of Independent Auditors

To the Board of Trustees and Shareholders
MMA Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the MMA Praxis Mutual Funds (comprised of Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund) (the Funds) as of December 31, 2002, the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the Intermediate Income Fund, Core Stock Fund, and the International Fund for each of the respective years or periods ended December 31, 2000 were audited by other auditors whose report dated February 20, 2001 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the MMA Praxis Mutual Funds as of December 31, 2002, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the two years or periods then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Columbus, Ohio
February 14, 2003

Management of Trustees

Management of Trustees

                                                            TERM OF OFFICE
                                      POSITION HELD         AND LENGTH OF         PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS                 AGE  WITH THE TRUST        TIME SERVED           THE PAST FIVE YEARS
----------------------------     ---  -------------------   --------------------  --------------------------------------------------
Howard L. Brenneman               62  Chairman and          Since                 President and CEO, Mennonite Mutual Aid
PO Box 483                            Trustee               12/2/93               December 1991 - present
Goshen, IN 46527                                            (9 years, 1 month)

Karen Klassen Harder, Ph.D.       46  Trustee               Since                 Associate Professor of Economics and Business,
Bethel College                                              12/2/93               Bluffton College,
North Newton, KS 67117                                      (9 years, 1 month)    August 2000 - present

Richard Reimer, Ph.D.             71  Trustee               Since                 Retired. Professor of Economics,
The College of Wooster                                      12/2/93               The College of Wooster
Wooster, OH 44691                                           (9 years, 1 month)    January 1990 - present

Donald E. Showalter, Esq.         61  Trustee               Since                 Attorney, the law firm of Wharton, Aldhizer
100 South Mason Street                                      12/2/93               & Weaver
Harrisonburg, VA 22801                                      (9 years, 1 month)    June 1965 - present

Allen Yoder, Jr.                  75  Trustee               Since                 President, Jayco, Inc.
PO Box 460                                                  12/2/93               September 1993 - retirement
Middlebury, IN 46540                                        (9 years, 1 month)

Bruce Harder                      62  Trustee               Since                 Executive Director for Finance and Admin., Tri-Met
4012 SE 17th Ave                                            2/11/00               1986 - present
Portland, OR 97202                                          (2 years, 10 months)

R. Clair Sauder                   59  Trustee               Since                 Partner, Encore Enterprises, LLC
630 Millcross Road                                          6/30/02               May 2001 - present
Lancaster, PA 17601                                         (6 months)

John L. Liechty                   48  President             Since                 Executive Management, Mennonite Mutual Aid
PO Box 483                                                  8/19/97               1976 - present
Goshen, IN 46527                                            (5 years, 4 months)

Trent Statczar                    31  Treasurer             Since                 BISYS Fund Services
3435 Stelzer Rd                                             8/19/02               1993 - present
Columbus, OH 43219                                          (4 months)

Marlo J. Kauffman                 45  Vice President        Since                 Financial Services Operation Manager,
PO Box 483                                                  12/2/93               Mennonite Mutual Aid
Goshen, IN 46527                                            (9 years, 1 month)    January 1981 - present

Walter B. Grimm                   55  Vice President        Since                 BISYS Fund Services
3435 Stelzer Rd                                             12/2/93               June 1992 - present
Columbus, OH 43219                                          (9 years, 1 month)

George Stevens                    50  Secretary             Since                 BISYS Fund Services
3435 Stelzer Rd                                             5/19/98               September 1996 - present
Columbus, OH 43219                                          (4 years, 7 month)

Alaina Metz                       37  Assistant Secretary   Since                 Chief Admin Officer, BISYS Fund Services
3435 Stelzer Rd                                             11/12/96              June 1995 - present
Columbus, OH 43219                                          (6 years, 1 month)

                                 NUMBER OF PORTFOLIOS
                                  OVERSEEN WITHIN THE
NAME AND ADDRESS                         FUND COMPLEX
----------------------------     --------------------
Howard L. Brenneman                                 4
PO Box 483
Goshen, IN 46527

Karen Klassen Harder, Ph.D.                         4
Bethel College
North Newton, KS 67117

Richard Reimer, Ph.D.                               4
The College of Wooster
Wooster, OH 44691

Donald E. Showalter, Esq.                           4
100 South Mason Street
Harrisonburg, VA 22801

Allen Yoder, Jr.                                    4
PO Box 460
Middlebury, IN 46540

Bruce Harder                                        4
4012 SE 17th Ave
Portland, OR 97202

R. Clair Sauder                                     4
630 Millcross Road
Lancaster, PA 17601

John L. Liechty                                     4
PO Box 483
Goshen, IN 46527

Trent Statczar                                      4
3435 Stelzer Rd
Columbus, OH 43219

Marlo J. Kauffman                                   4
PO Box 483
Goshen, IN 46527

Walter B. Grimm                                     4
3435 Stelzer Rd
Columbus, OH 43219

George Stevens                                      4
3435 Stelzer Rd
Columbus, OH 43219

Alaina Metz                                         4
3435 Stelzer Rd
Columbus, OH 43219

The Statement of Additional Information contains more information about The Funds and can be obtained free of charge by calling 1-800-762-6212.

                       This page intentionally left blank.

                       This page intentionally left blank.

[GRAPHIC APPEARS HERE]

Investment Adviser
MMA Capital Management
Post Office Box 483
Goshen, Indiana 46527

Investment Sub-adviser
(INTERNATIONAL FUND ONLY)
Oechsle International Advisers, LLC
One International Place
Boston, Massachusetts 02110

Administrator and Distributor
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Legal Counsel
Dechert, LLP
1775 Eye Street, NW
Washington, DC 2006

Auditors
Ernst & Young, LLP
41 South High Street
Columbus, Ohio 43215

Transfer Agent
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

[LOGO OF MMA(R) STEWARDSHIP SOLUTIONS]

                                                                         2020636